Exhibit 99.01

Advancing the Future of Energy

WITH CAPITAL DISCIPLINE, INNOVATION AND UNMATCHED EXECUTION

RELIABLE | AFFORDABLE | SUSTAINABLE ENERGY



INVESTOR PRESENTATION | SEPTEMBER 2021

Valero

Cautionary Statement This presentation contains forward-looking statements made by Valero Energy Corporation (“VLO” or “Valero”) within the meaning of federal securities laws. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other forward-looking information. You can identify forward-looking statements by words such as ”plan,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “could,” “continue,” “focused,” “opportunity,” “scheduled,” “may,” “will,” “targeting,” or other similar expressions that convey the uncertainty of future events or outcomes. Forward-looking statements in this presentation include, but are not limited to, those relating to our low-carbon projects, our 2025 and 2035 GHG emissions reduction/offset targets, future capital expenditures, expected timing of completion of projects, the effect of projects on our financial performance, future low-carbon policies, future business plans and strategies, future safety and environmental performance, future operating and financial performance and 2021 guidance. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Valero and are difficult to predict including, but not limited to, the effect, impact, potential duration or other implications of the COVID-19 pandemic and various events arising therefrom. These statements are often based upon various assumptions, many of which are based, in turn, upon further assumptions, including examination of historical operating trends made by the management of Valero. Although Valero believes that the assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond its control, Valero cannot give assurance that it will achieve or accomplish its expectations, beliefs or intentions. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements contained in Valero’s filings with the Securities and Exchange Commission, including Valero’s annual report on Form 10-K, quarterly reports on Form 10-Q, and other reports available on Valero’s website at www.valero.com. These risks could cause the actual results of Valero to differ materially from those contained in any forward-looking statement. This presentation includes certain financial measures that are not defined under U.S. Generally Accepted Accounting Principles (GAAP) and are considered to be non-GAAP measures. Valero has defined these non-GAAP measures and believes they are useful to the external users of its financial statements, including industry analysts, investors, lenders, and rating agencies. Valero believes these measures are useful to assess its ongoing financial performance because, when reconciled to their most comparable U.S. GAAP measures, they provide improved comparability between periods after adjusting for certain items that Valero believes are not indicative of its core operating performance and that may obscure its underlying business results and trends. These non- GAAP measures should not be considered as alternatives to their most comparable U.S. GAAP measures nor should they be considered in isolation or as a substitute for an analysis of Valero’s results of operations as reported under U.S. GAAP. In addition, these non-GAAP measures may not be comparable to similarly titled measures used by other companies because Valero may define them differently, which diminishes their utility. Valero’s reconciliations of GAAP financial measures to non-GAAP financial measures are located at the end of this presentation. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 2 2Cautionary Statement This presentation contains forward-looking statements made by Valero Energy Corporation (“VLO” or “Valero”) within the meaning of federal securities laws. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other forward-looking information. You can identify forward-looking statements by words such as ”plan,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “could,” “continue,” “focused,” “opportunity,” “scheduled,” “may,” “will,” “targeting,” or other similar expressions that convey the uncertainty of future events or outcomes. Forward-looking statements in this presentation include, but are not limited to, those relating to our low-carbon projects, our 2025 and 2035 GHG emissions reduction/offset targets, future capital expenditures, expected timing of completion of projects, the effect of projects on our financial performance, future low-carbon policies, future business plans and strategies, future safety and environmental performance, future operating and financial performance and 2021 guidance. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Valero and are difficult to predict including, but not limited to, the effect, impact, potential duration or other implications of the COVID-19 pandemic and various events arising therefrom. These statements are often based upon various assumptions, many of which are based, in turn, upon further assumptions, including examination of historical operating trends made by the management of Valero. Although Valero believes that the assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond its control, Valero cannot give assurance that it will achieve or accomplish its expectations, beliefs or intentions. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements contained in Valero’s filings with the Securities and Exchange Commission, including Valero’s annual report on Form 10-K, quarterly reports on Form 10-Q, and other reports available on Valero’s website at www.valero.com. These risks could cause the actual results of Valero to differ materially from those contained in any forward-looking statement. This presentation includes certain financial measures that are not defined under U.S. Generally Accepted Accounting Principles (GAAP) and are considered to be non-GAAP measures. Valero has defined these non-GAAP measures and believes they are useful to the external users of its financial statements, including industry analysts, investors, lenders, and rating agencies. Valero believes these measures are useful to assess its ongoing financial performance because, when reconciled to their most comparable U.S. GAAP measures, they provide improved comparability between periods after adjusting for certain items that Valero believes are not indicative of its core operating performance and that may obscure its underlying business results and trends. These non- GAAP measures should not be considered as alternatives to their most comparable U.S. GAAP measures nor should they be considered in isolation or as a substitute for an analysis of Valero’s results of operations as reported under U.S. GAAP. In addition, these non-GAAP measures may not be comparable to similarly titled measures used by other companies because Valero may define them differently, which diminishes their utility. Valero’s reconciliations of GAAP financial measures to non-GAAP financial measures are located at the end of this presentation. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 2 2

REFINING
WORLD'S LARGEST INDEPENDENT REFINER


RENEWABLE DIESEL
WORLD'S 2ND LARGEST RENEWABLE DIESEL PRODUCER


ETHANOL
WORLD'S 2ND LARGEST CORN ETHANOL PRODUCER

GROWTH PROJECTS FOCUSED ON COST CONTROL, OPTIMIZATION AND MARGIN EXPANSION

15 refineries | lowest cost producer | **3.2** million barrels per day of high-complexity throughput capacity | advantaged refining and logistics assets well positioned for feedstock and product optimization | ratable wholesale supply of 1.2 million barrels per day or over 50% of our light products | **2020** BEST YEAR EVER FOR **SAFETY**

EXECUTING A VIABLE PATH TO REDUCE AND OFFSET GREENHOUSE GAS (GHG) EMISSIONS

HIGH RETURN PROJECTS WITH PRODUCTS PLACED INTO HIGH GROWTH, LOW-CARBON MARKETS

DIAMOND GREEN DIESEL (DGD)

290 million gallons per year | **1.2** expanding to billion gallons per year | low-carbon intensity renewable diesel produced from recycled animal fats, used cooking oil and inedible corn oil | up to **80%** reduction in GHG emissions | **100%** compatible with existing engines and infrastructure

CONTINUE TO DEVELOP ADDITIONAL LOW-CARBON GROWTH OPPORTUNITIES

DEVELOPING ECONOMIC PROJECTS TO FURTHER REDUCE CARBON INTENSITY

13 ethanol plants | **1.7** billion gallons per year production capacity | high-octane renewable fuel with lower CO_2 emissions | at least **30%** reduction in GHG emissions | existing logistics assets well positioned to support export growth

REDUCING CARBON INTENSITY THROUGH ANNOUNCED CARBON SEQUESTRATION PROJECT


Renewable Diesel
Refining
Ethanol
Wholesale
Midstream

Best-in-class producer of fuels and products that are essential to modern life

INVESTOR PRESENTATION | SEPTEMBER 2021

See slides 23-24 for notes regarding this slide.

Valero 3

Advancing the Future of Energy with Capital Discipline, Innovation and Unmatched Execution

Operations

Unmatched Execution with a Proven History of Operations Excellence

- Safe, reliable, environmentally responsible operations have driven higher profitability and lower volatility through multiple commodity cycles
- The lowest cash operating cost among peer group while maintaining first quartile operating performance
- Applying our liquid fuels manufacturing expertise to optimize our renewable diesel business

Earnings Growth

Growth Through Innovation

- Growth projects focused on operating cost control, market expansion and margin improvement
- Leveraging our global liquid fuels platform to expand our long-term competitive advantage with investments in economic low-carbon projects
- 25% after-tax IRR hurdle rate for projects

Capital Discipline

Demonstrated Commitment to Stockholders

- Disciplined capital allocation with solid free cash flow and returns to stockholders across margin cycles
- Delivered on our target payout ratio of 40% to 50% every year under current management
- 13% average Return on Invested Capital for the five-years ending 2019

Comprehensive liquid fuels strategy driving economic growth projects and providing a viable path to reduce and offset Refining GHG emissions by 100% by 2035

Steadfast in the execution of our strategy, pursuing **excellence in operations,** investing for **earnings growth with lower volatility** and honoring our **commitment to stockholder returns**

See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures.
Peer group includes PSX, MPC, HFC, and PBF.

INVESTOR PRESENTATION | SEPTEMBER 2021
Valero
4

Comprehensive Roadmap to Further Reduce Emissions with Innovative Projects Consistent with Our Strategy GHG Emissions 2035 Target Reduction and Offset Targets (Scope 1 & 2) On track to reduce and offset Refining GHG 2.4 emissions by 32.3 32.3 4.2 63% through investments in 11.1 board-approved projects by 2025. Targeting to reduce and offset Refining GHG 10.9 emissions by 3.7 100% through board-approved 2011 2025 Target 2035 Target Refining GHG Absolute GHG Emissions GHG Emissions GHG Emissions GHG Emissions Refining GHG Emissions in Emissions Offset by Offset by Offset by Global Offset by Emissions in projects and carbon Baseline 2011 Reduction Ethanol Renewable Credits for & Carbon 2035 after sequestration projects (Scope 1 & 2) through Production Diesel Blending of Sequestration Reductions & under development Efficiencies Production Renewable Offsets Independently Independently by 2035. (Scope 1 & 2) Fuels (Scope 1 & 2) Verified Verified See slides 23-24 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 5 Million Metric Tons CO e 2 63% 100% Million Metric Tons CO e 2 100%Comprehensive Roadmap to Further Reduce Emissions with Innovative Projects Consistent with Our Strategy GHG Emissions 2035 Target Reduction and Offset Targets (Scope 1 & 2) On track to reduce and offset Refining GHG 2.4 emissions by 32.3 32.3 4.2 63% through investments in 11.1 board-approved projects by 2025. Targeting to reduce and offset Refining GHG 10.9 emissions by 3.7 100% through board-approved 2011 2025 Target 2035 Target Refining GHG Absolute GHG Emissions GHG Emissions GHG Emissions GHG Emissions Refining GHG Emissions in Emissions Offset by Offset by Offset by Global Offset by Emissions in projects and carbon Baseline 2011 Reduction Ethanol Renewable Credits for & Carbon 2035 after sequestration projects (Scope 1 & 2) through Production Diesel Blending of Sequestration Reductions & under development Efficiencies Production Renewable Offsets Independently Independently by 2035. (Scope 1 & 2) Fuels (Scope 1 & 2) Verified Verified See slides 23-24 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 5 Million Metric Tons CO e 2 63% 100% Million Metric Tons CO e 2 100%

Expanding Our Long-term Competitive Advantage with Investments in Economic Low-carbon Transportation Fuels Visibility to Earnings Growth $1.2 to $1.6 billion in Annual EBITDA from Growth Projects in Execution $10,500 (expected completion / project cost) Refining Optimization and Renewables Expansion $8,892 MM Margin Improvement Increasing Renewable $1.2 - $1.6 bn Diesel production Advancing Renewable Naphtha production Average: $6,409 MM $4,660 MM Developing Sustainable Aviation Fuel (SAF) 2009: $1,747 MM Developing Renewable Hydrogen 2020: $778 MM − Other Refining Other $1.2 to $1.6 billion in Annual EBITDA St. Charles Port Arthur DGD 2 DGD 3 EBITDA from Projects in Contribution from Growth Projects and Logistics 4Q21 / $550 MM 1H23 / $725 MM Alkylation Unit Coker Growth Projects Projects Execution Evaluating additional Completed 4Q20 2023 / $975 MM Carbon Sequestration Reinvesting capital with diversification into higher growth, higher return and opportunities lower carbon renewable fuels I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 6 See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures. Joint venture investments, including Diamond Green Diesel, reflect Valero’s ownership interest. Does not include CCS. Adjusted EBITDA Attributable to VLO Stockholders ($ in millions) 2012 – 2019 Range Projects in Execution Pro Forma EBITDA EBITDA ($ in millions)Expanding Our Long-term Competitive Advantage with Investments in Economic Low-carbon Transportation Fuels Visibility to Earnings Growth $1.2 to $1.6 billion in Annual EBITDA from Growth Projects in Execution $10,500 (expected completion / project cost) Refining Optimization and Renewables Expansion $8,892 MM Margin Improvement Increasing Renewable $1.2 - $1.6 bn Diesel production Advancing Renewable Naphtha production Average: $6,409 MM $4,660 MM Developing Sustainable Aviation Fuel (SAF) 2009: $1,747 MM Developing Renewable Hydrogen 2020: $778 MM − Other Refining Other $1.2 to $1.6 billion in Annual EBITDA St. Charles Port Arthur DGD 2 DGD 3 EBITDA from Projects in Contribution from Growth Projects and Logistics 4Q21 / $550 MM 1H23 / $725 MM Alkylation Unit Coker Growth Projects Projects Execution Evaluating additional Completed 4Q20 2023 / $975 MM Carbon Sequestration Reinvesting capital with diversification into higher growth, higher return and opportunities lower carbon renewable fuels I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 6 See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures. Joint venture investments, including Diamond Green Diesel, reflect Valero’s ownership interest. Does not include CCS. Adjusted EBITDA Attributable to VLO Stockholders ($ in millions) 2012 – 2019 Range Projects in Execution Pro Forma EBITDA EBITDA ($ in millions)

Global Low-carbon Fuel Policies Driving Demand Growth for Renewable Diesel



Active Low-carbon Mandates
Carbon Mandates in Development or GHG Emissions Goal
Diesel Demand in Select Markets[1] ~7,300
6,000
685
570
EU & UK
Canada
Select U.S.
(thousand barrels per day)
Current RD and BD Consumption[1] <500
350
100
10

	2030 GHG Emissions Reduction Target	Net-zero GHG Emissions Target	Primary Transportation Fuel Policy Mechanism	2030 Liquid Fuels Goal
California	40%	Net-zero by 2045	Low Carbon Fuel Standard (LCFS)	Reduce the carbon intensity of transportation fuels by at least 20%
Canada	30%	Net-zero by 2050	Clean Fuel Standard (CFS) – enforcement expected 2022	Reduce the carbon intensity of transportation fuels by ~13%
EU	40%	Net-zero by 2050	Renewable Energy Directive II (RED II)	Replace 14% of transport fuels with renewable energy
Other Policies in Place	• Oregon's Clean Fuels Program requires a 10% carbon intensity reduction by 2025; has proposed a 25% reduction by 2035 • Washington State's legislature has passed an LCFS that requires a 20% carbon intensity reduction by 2038 • British Columbia and Ontario have existing low-carbon fuels policies • Sweden currently has a 21% GHG reduction requirement for diesel in 2020, increasing to 66% in 2030 • Finland aims for 30% of transport fuels to be biofuels by 2030 • UK requires that 9.6% of transportation fuel meets prescribed sustainability criteria and has proposed an increase to 14.6% by 2032			
Potential Policies	• New York continues to evaluate an LCFS in order to meet its goal of reducing emissions 85% by 2050 • New Mexico and Minnesota are exploring renewables mandates			

California Renewable Diesel Consumption

(million gallons)



113
589
2014
2015
2016
2017
2018
2019
2020

LCFS Credit Price

(monthly average, $ per metric ton)



$200
$100
$0
2014
2015
2016
2017
2018
2019
2020
2021

Source: California Air Resources Board. LCFS credit price through July 2021.

[1] 2019 diesel demand, inclusive of biofuels, and 2021 Renewable Diesel (RD) and Biodiesel (BD) consumption in Canada, EU, UK, and U.S states with mandates in place or in consideration (CA, OR, WA, NY, NM, and MN only). Data from DOE, CARB, Oregon DEQ, and industry consultants.

INVESTOR PRESENTATION | SEPTEMBER 2021

Valero

7

Renewable Diesel Driving Low-carbon Results in California California LCFS Performance LCFS Credit by Fuel Type (% reduction in carbon intensity) (2021) Cost-effective 0% fuel that can be used with Electricity existing vehicles (other) 10% -5% -7.4% Other Electricity 2% Renewable Drop-in fuel (on-road charging) Diesel that does not 12% 34% require -10% Historic Compliance Targets infrastructure Biomethane Reported % CI Reduction investments 11% Future Compliance Targets -15% Over 2.5 billion Biodiesel -20% gallons Ethanol 12% consumed in 18% -20% California 78% 2012 2014 2016 2018 2020 2022 2024 2026 2028 2030 since 2011 Biofuels I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 Source: California Air Resources Board through March 31, 2021. Totals may not 8 crossfoot due to rounding.Renewable Diesel Driving Low-carbon Results in California California LCFS Performance LCFS Credit by Fuel Type (% reduction in carbon intensity) (2021) Cost-effective 0% fuel that can be used with Electricity existing vehicles (other) 10% -5% -7.4% Other Electricity 2% Renewable Drop-in fuel (on-road charging) Diesel that does not 12% 34% require -10% Historic Compliance Targets infrastructure Biomethane Reported % CI Reduction investments 11% Future Compliance Targets -15% Over 2.5 billion Biodiesel -20% gallons Ethanol 12% consumed in 18% -20% California 78% 2012 2014 2016 2018 2020 2022 2024 2026 2028 2030 since 2011 Biofuels I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 Source: California Air Resources Board through March 31, 2021. Totals may not 8 crossfoot due to rounding.

Expansion into Low-carbon Renewable Fuels Underpinned by Higher Economic Returns Renewable Diesel Capacity Renewable Diesel Realized Cash Flow Profile (million gallons per year) ($ in millions) 1,160 $1,458 million cumulative EBITDA $1,500 $914 million cumulative Capex $1,250 Cumulative EBITDA 470 $1,000 DGD 1 Cumulative Capex DGD 2 Cumulative Capex $750 DGD 3 Cumulative Capex Net Cumulative Cash Flow $500 (EBITDA less Capex) $725 MM Capex $250 Mix shift to 400 $0 renewable ($250) fuels should 15 ($500) $550 MM Capex 115 160 drive higher ($750) Return on ($1,000) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1H21 2013 2018 2020 2021 2023 20 2023 23 Invested DGD 1 DGD 1 Expansion DGD DGD 2 DGD 3 St. Charles St. Charles Optimization St. Charles Port Arthur Capital See slides 43-53 for non-GAAP disclosures. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 9 Diamond Green Diesel EBITDA and Capex reflects Valero’s 50% share.

A Vehicle Running on Renewable Diesel Emits Over 40% Fewer Emissions than an Electric Vehicle



RENEWABLE DIESEL
A DROP-IN FUEL

U.S. Light-Duty Vehicle Life Cycle Emissions

Argonne National Laboratory (DOE) Study



g CO_2/mile
400
350
300
250
200
150
100
50
0
"Zero emissions" vehicles are not zero emissions
Fuel
Feedstock
Vehicle Manufacturing
40% fewer emissions than an EV
DGD's renewable diesel emits even fewer emissions
Battery Electric Vehicle
Diesel Engine with Renewable Diesel (soybean-based)
Diesel Engine with Renewable Diesel (waste oil-based)

U.S. Heavy-Duty Long-Haul Vehicle Life Cycle Emissions

Southwest Research Institute Study



Tons CO_2
Battery Electric Vehicle
Diesel Engine with Renewable Diesel
1,200
1,000
800
600
400
200
0
49% fewer emissions than an EV after 1,000,000 miles traveled
Embedded Emissions (zero miles traveled)
500,000 Miles Traveled
1,000,000 Miles Traveled

A single light-duty vehicle running on renewable diesel emits **29 tons less CO_2 emissions** than an electric vehicle, an amount equal to planting **435 trees***

A single heavy-duty long-haul vehicle running on renewable diesel emits **561 tons less CO_2 emissions** than an electric vehicle, an amount equal to planting **8,482 trees***

*Estimated based on EPA's GHG Equivalencies calculator for urban tree seedlings grown for ten years.

Source: Argonne National Laboratory (DOE) and Southwest Research Institute.
See slides 23-24 for notes regarding this slide.

INVESTOR PRESENTATION | SEPTEMBER 2021
Valero 10

Applying our Our Competitive Advantage with liquid fuels Diamond Green Diesel (DGD) manufacturing DGD is Designed to Process Low-carbon expertise to Feedstocks for Higher Product Value optimize our Carbon Intensity (g CO e / MJ) $1.86 2 $1.68 $1.55 LCFS credit value ($ per gallon) renewable $0.87 100 81 diesel 58 32 27 20 business Used Cooking Oil Distillers Corn Oil Animal Fats Soybean Oil Grid Electricity Diesel Higher EBITDA Margin (adjusted EBITDA per gallon) Valero (DGD) $2.97 Renewable Diesel Peer $2.34 $2.33 $2.25 $2.18 $2.19 $1.62 $1.58 $1.53 $1.13 $1.09 $0.93 $0.95 $0.47 2015 2016 2017 2018 2019 2020 1H21 Source: Company reports and California Air Resources Board. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 11 See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures.Applying our Our Competitive Advantage with liquid fuels Diamond Green Diesel (DGD) manufacturing DGD is Designed to Process Low-carbon expertise to Feedstocks for Higher Product Value optimize our Carbon Intensity (g CO e / MJ) $1.86 2 $1.68 $1.55 LCFS credit value ($ per gallon) renewable $0.87 100 81 diesel 58 32 27 20 business Used Cooking Oil Distillers Corn Oil Animal Fats Soybean Oil Grid Electricity Diesel Higher EBITDA Margin (adjusted EBITDA per gallon) Valero (DGD) $2.97 Renewable Diesel Peer $2.34 $2.33 $2.25 $2.18 $2.19 $1.62 $1.58 $1.53 $1.13 $1.09 $0.93 $0.95 $0.47 2015 2016 2017 2018 2019 2020 1H21 Source: Company reports and California Air Resources Board. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 11 See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures.

Developing Economic Paths to Further Reduce the Carbon Intensity of Our Products • Partnering with BlackRock and Navigator for a large-scale carbon capture and storage project − 1,200 mile pipeline is expected to span across five Midwest states − Valero is expected to be the anchor shipper with eight of its ethanol plants connected to the carbon capture pipeline − Navigator is expected to lead the construction and operations of the system, with operations anticipated to begin late 2024 • Project driven by strong economic returns (1) − 45Q Tax Credit of $50 per metric ton of CO captured and stored 2 − Approximately 50 cents per gallon uplift on the lower carbon intensity ethanol in LCFS markets • Evaluating additional Carbon Sequestration opportunities − Developing stand-alone projects at our Eastern ethanol plants for carbon Map is indicative only. Exact pipeline route subject to change following the conclusion of Open Season. sequestration on-site (1) Typical CO production from ethanol plants is 0.003 metric tons per gallon of ethanol produced. 2 I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 12Developing Economic Paths to Further Reduce the Carbon Intensity of Our Products • Partnering with BlackRock and Navigator for a large-scale carbon capture and storage project − 1,200 mile pipeline is expected to span across five Midwest states − Valero is expected to be the anchor shipper with eight of its ethanol plants connected to the carbon capture pipeline − Navigator is expected to lead the construction and operations of the system, with operations anticipated to begin late 2024 • Project driven by strong economic returns (1) − 45Q Tax Credit of $50 per metric ton of CO captured and stored 2 − Approximately 50 cents per gallon uplift on the lower carbon intensity ethanol in LCFS markets • Evaluating additional Carbon Sequestration opportunities − Developing stand-alone projects at our Eastern ethanol plants for carbon Map is indicative only. Exact pipeline route subject to change following the conclusion of Open Season. sequestration on-site (1) Typical CO production from ethanol plants is 0.003 metric tons per gallon of ethanol produced. 2 I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 12

SIZE, SCALE AND GLOBAL REACH LOWEST COST PRODUCER DISCIPLINED INVESTMENTS EXTENSIVE CONNECTIVITY AND GLOBAL OPTIMIZATION TOP QUARTILE OPERATIONS GROWTH WITH LOWER VOLATILITY PREMIER REFINING PORTFOLIO THAT IS RESILIENT EVEN IN A CARBON-CONSTRAINED SCENARIO Long-term, SIZE, SCALE AND GLOBAL REACH sustainable global operations support optimization of high complexity coastal system operational flexibility to ratable wholesale supply of competitive product exports with extensive connectivity to process a wide range of 1.2 million barrels per day or advantage inland and imported crudes feedstocks over 50% of our light products one of the largest light products importers into Mexico $2,213 Highest LOWEST COST PRODUCER WHILE ACHIEVING TOP QUARTILE OPERATIONS Free Cash Flow safety and reliability are imperative top quartile mechanical availability access to cheap natural gas and a deep pool within Peer for profitability minimizes unplanned downtime and costs of skilled labor in the U.S. Gulf Coast Group INVESTMENTS IN EFFICIENCY, MARKET EXPANSION AND HIGHER MARGIN CAPTURE Peer Range reducing cost and improving margin improving feedstock flexibility, cost and growing market share into higher netback Average Free Cash Flow capture crude quality markets 2012 – 2020 • Wilmington and Pembroke cogens • Diamond, Sunrise and Red River pipelines• Central Texas pipelines and terminals $0 • St. Charles and Port Arthur hydrocrackers• connectivity in Corpus Christi • Pasadena terminal • Port Arthur coker• Line 9 into Quebec• expansion into Latin America with ($ in millions) • Houston and St. Charles alkylation units• Houston and Corpus Christi toppers investments in Mexico and Peru See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 13 Peer group includes PSX, MPC, HFC, and PBF.SIZE, SCALE AND GLOBAL REACH LOWEST COST PRODUCER DISCIPLINED INVESTMENTS EXTENSIVE CONNECTIVITY AND GLOBAL OPTIMIZATION TOP QUARTILE OPERATIONS GROWTH WITH LOWER VOLATILITY PREMIER REFINING PORTFOLIO THAT IS RESILIENT EVEN IN A CARBON-CONSTRAINED SCENARIO Long-term, SIZE, SCALE AND GLOBAL REACH sustainable global operations support optimization of high complexity coastal system operational flexibility to ratable wholesale supply of competitive product exports with extensive connectivity to process a wide range of 1.2 million barrels per day or advantage inland and imported crudes feedstocks over 50% of our light products one of the largest light products importers into Mexico $2,213 Highest LOWEST COST PRODUCER WHILE ACHIEVING TOP QUARTILE OPERATIONS Free Cash Flow safety and reliability are imperative top quartile mechanical availability access to cheap natural gas and a deep pool within Peer for profitability minimizes unplanned downtime and costs of skilled labor in the U.S. Gulf Coast Group INVESTMENTS IN EFFICIENCY, MARKET EXPANSION AND HIGHER MARGIN CAPTURE Peer Range reducing cost and improving margin improving feedstock flexibility, cost and growing market share into higher netback Average Free Cash Flow capture crude quality markets 2012 – 2020 • Wilmington and Pembroke cogens • Diamond, Sunrise and Red River pipelines• Central Texas pipelines and terminals $0 • St. Charles and Port Arthur hydrocrackers• connectivity in Corpus Christi • Pasadena terminal • Port Arthur coker• Line 9 into Quebec• expansion into Latin America with ($ in millions) • Houston and St. Charles alkylation units• Houston and Corpus Christi toppers investments in Mexico and Peru See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 13 Peer group includes PSX, MPC, HFC, and PBF.

Investments in Safety and Reliability reliability have contributed to are Imperative for Profitability operations excellence In 2020, we delivered our best year ever on safety performance and had the lowest number of environmental events in company history Personnel Safety Tier 1 Process Safety (three-year rolling averages) 0.19 0.90 Valero Industry 0.68 0.40 0.06 0.23 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Improvement Versus Industry Benchmarks Leads to Greater Margin Capture, Lower Operating Expenses and Better Efficiency st 1 Quartile 2018 nd 2 Quartile rd 3 Quartile 2008 th 4 Quartile Personnel Index Maintenance Index Non-Energy Cash Opex I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 See slides 23-24 for notes regarding this slide. 14 Total Recordable Incidence Rate (TRIR) Process Safety Event RateInvestments in Safety and Reliability reliability have contributed to are Imperative for Profitability operations excellence In 2020, we delivered our best year ever on safety performance and had the lowest number of environmental events in company history Personnel Safety Tier 1 Process Safety (three-year rolling averages) 0.19 0.90 Valero Industry 0.68 0.40 0.06 0.23 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Improvement Versus Industry Benchmarks Leads to Greater Margin Capture, Lower Operating Expenses and Better Efficiency st 1 Quartile 2018 nd 2 Quartile rd 3 Quartile 2008 th 4 Quartile Personnel Index Maintenance Index Non-Energy Cash Opex I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 See slides 23-24 for notes regarding this slide. 14 Total Recordable Incidence Rate (TRIR) Process Safety Event Rate

Increased Refinery Availability Has Driven Valero to be the Lowest Cost Producer Improvement in Mechanical Availability Refining Cash Operating Expenses Versus Industry Benchmarks Per Barrel of Throughput (excludes turnaround and D&A expenses) Peer Range $7.00 st 1 Quartile 2018 nd 2 Quartile 2008 rd 3 Quartile th 4 Quartile $3.00 2010 2012 2014 2016 2018 2020 Mechanical Availability See slides 23-24 for notes regarding this slide. Peer group includes PSX, MPC, HFC, and PBF. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 15Increased Refinery Availability Has Driven Valero to be the Lowest Cost Producer Improvement in Mechanical Availability Refining Cash Operating Expenses Versus Industry Benchmarks Per Barrel of Throughput (excludes turnaround and D&A expenses) Peer Range $7.00 st 1 Quartile 2018 nd 2 Quartile 2008 rd 3 Quartile th 4 Quartile $3.00 2010 2012 2014 2016 2018 2020 Mechanical Availability See slides 23-24 for notes regarding this slide. Peer group includes PSX, MPC, HFC, and PBF. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 15

Refining Business Generates Significant Cash to Support Growth and Stockholder Returns Sources and Uses of Cash – Cumulative Five Years: December 31, 2014 to December 31, 2019 ($ in billions) Sources of Cash Uses of Cash $1.1 $13.1 $25.8 Sustaining capital ($7.8) Growth capital ($4.1) Acquisitions ($1.2) $14.1 Dividends ($6.1) Buybacks ($8.0) $3.7 $2.6 ($0.8) Cash and Cash Equivalents Net Cash Provided by Other Financing Capital Investments Stockholder Returns Other Cash and Cash Equivalents December 31, 2014 Operating Activities Activities Attributable to Valero December 31, 2019 I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 See slides 43-53 for non-GAAP disclosures. 16

Disciplined Capital Management is a Constant in Our Strategy

1 Maintain a Strong Balance Sheet

Maintain an investment grade credit rating

Target 20% to 30% net debt-to-cap ratio

2 Non-discretionary

Sustaining Capex

- Target approximately $1.5 billion annually
- Key to safe and reliable operations

Dividend

- Commitment to stockholders
- Targeting a sustainable and growing dividend with a payout that is at the high end of our peer group

3 Discretionary

Growth Capex

- 25% after-tax IRR hurdle rate for projects
- Refining projects focused on operating cost control, market expansion and margin improvement
- Renewable fuels expansion

Acquisitions

- Evaluate versus alternative uses of cash

Buybacks

- Targeting an annual payout ratio between 40% and 50% of adjusted net cash provided by operating activities
- Stock buyback program consists of ratable and opportunistic purchases



INVESTOR PRESENTATION | SEPTEMBER 2021

See slides 23-24 for notes regarding this slide.

Valero 17

Demonstrated Discipline in Capital Allocation

Annual Capital Investments Attributable to Valero

($ billion)



Sustaining
Growth
$3.4
$1.8
$1.5
$2.8
$1.4
$1.4
$2.7
$1.5
$1.2
$2.4
$1.0
$1.5
$2.0
$0.6
$1.4
$2.2
$0.9
$1.3
$2.6
$0.7
$1.9
$2.6
$0.9
$1.7
$2.0
$0.9
$1.1
$2.0
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021E

Estimated Capital Investments Attributable to Valero
$2.0 Billion for 2021



Sustaining
Growth
60%
40%
Renewables
Other Growth
~60%

Total Capital Investments Attributable to Valero

Growth Capital Investments Attributable to Valero

Sustaining Capex as a percentage of Depreciation and Amortization



>100%
Steady investments to improve portfolio efficiency
76%
2012
2019

Steady investments to maintain a **safe and reliable asset base** and **enhance** the **margin capability** of our portfolio

Approximately **60% of growth capex** is allocated to **renewables**

Sustaining includes costs for turnarounds and catalysts and regulatory compliance. Growth includes joint-venture investments but excludes acquisitions. Sustaining and growth excludes 50% of DGD's sustaining and growth capex attributable to our joint venture partner and those related to other variable interest entities. Renewables reflects DGD and ethanol. See slides 43-53 for non-GAAP disclosures. Totals may not crossfoot due to rounding.

INVESTOR PRESENTATION | SEPTEMBER 2021

Valero 18

Delivering on Our Commitment of Cash Returns to Stockholders

Stockholder Returns



Payout Ratio:
11% 30% 31% 54% 65% 63% 56% 47% 184%
($ billion)
Buybacks
Dividends
$0.6 $1.4 $1.9 $3.7 $2.4 $2.6 $3.1 $2.3 $1.8
$0.3 $0.9 $1.3 $2.8 $1.3 $1.4 $1.7 $0.8 $0.2
$0.4 $0.5 $0.6 $0.8 $1.1 $1.2 $1.4 $1.5 $1.6
2012 2013 2014 2015 2016 2017 2018 2019 2020

Annual Dividend Per Share and Weighted Average Shares Outstanding as a Percentage Relative to 2012



556 million shares
100% 99% 95% 90% 83% 80% 77% 74% 73% 73%
407 million shares
WASO
Dividend/share
$0.65 $0.85 $1.05 $1.70 $2.40 $2.80 $3.20 $3.60 $3.92 $3.92
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021(1)

Dividend Yield[2]



S&P 500 1.3%
Valero 5.9%
Energy 4.5%
Utilities 3.1%
Cons. Staples 2.5%
Real Estate 2.3%
Materials 1.8%
Financial 1.7%
Health Care 1.5%
Industrial 1.4%
Comm. Services 0.8%
Tech 0.8%
Cons. Disc. 0.7%

December 31, 2020 to June 30, 2021
($ in millions)



$1,725
$1,697
$231 DGD
$1,494 Excluding DGD
($324) Growth
($572) Sustaining
Capital Investments attributable to VLO
($801) Dividends
Net cash provided by operating activities attributable to VLO
Uses of Cash

Delivering cash returns through **sustainable dividend growth** and **discretionary buybacks**

Source: Bloomberg as of August 31, 2021. See slides 43-53 for non-GAAP disclosures. Totals may not crossfoot due to rounding.
(1) 2021 weighted average shares outstanding through June 30, 2021. Dividend per share annualized based on most recent quarterly dividend.
(2) Dividend yield for sectors reflects the Index Yield of the respective SPDR exchange-traded fund (ETF).

INVESTOR PRESENTATION | SEPTEMBER 2021

Valero 19

Demonstrated Lower Volatility in Earnings and Free Cash Flow Volatility S&P 500 Free Cash Flow Volatility and Return Profile Average Free Cash Flow 2012 – 2021 2012 – 2021 2012 – 2020 Valero has Refining Peer Range 10% BEST demonstrated 9% lower Financials $2,213 Valero 8% volatility in 8% Communication 7% earnings and Services Information Technology free cash flow 6% Industrials Refining Peers than other 5% Consumer refiners, Discretionary Consumer 4% Utilities integrated energy Staples Materials Health 3% companies and Care Energy Real Estate most S&P 500 2% sectors 1% Oil Majors $0 0% WORST 0% 0% 75% 150% 225% 300% 375% 450% 100% 93% 59% Free Cash Flow Volatility $ Millions % of Average Free Cash Adjusted EBITDA Market Cap Flow EPS Source: Bloomberg and company reports. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 20 See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures. Average TTM Free Cash Flow as a % of Market CapDemonstrated Lower Volatility in Earnings and Free Cash Flow Volatility S&P 500 Free Cash Flow Volatility and Return Profile Average Free Cash Flow 2012 – 2021 2012 – 2021 2012 – 2020 Valero has Refining Peer Range 10% BEST demonstrated 9% lower Financials $2,213 Valero 8% volatility in 8% Communication 7% earnings and Services Information Technology free cash flow 6% Industrials Refining Peers than other 5% Consumer refiners, Discretionary Consumer 4% Utilities integrated energy Staples Materials Health 3% companies and Care Energy Real Estate most S&P 500 2% sectors 1% Oil Majors $0 0% WORST 0% 0% 75% 150% 225% 300% 375% 450% 100% 93% 59% Free Cash Flow Volatility $ Millions % of Average Free Cash Adjusted EBITDA Market Cap Flow EPS Source: Bloomberg and company reports. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 20 See slides 23-24 for notes regarding this slide. See slides 43-53 for non-GAAP disclosures. Average TTM Free Cash Flow as a % of Market Cap

Valero’s Positioning Relative to the S&P 500 Index Dividend Yield VLO 5.9% Growth Value Balance Sheet Compelling Dividend Yield Company 2 ($ billion) Company 2 (≥3% Dividend Yield) 5.1% Premier Refining Company 3 263% Company 3 5.9% portfolio that is 4.7% Competitive EBITDA Growth resilient even in a Company 4 Company 4 4.5% (≥10% Consensus CAGR for carbon-constrained 2020A - 2022E) Company 5 scenario Company 5 4.3% Company 6 Company 6 3.8% Lowest cost producer High Stockholder Return A/R Facility Cash Company 7 Company 7 3.4% (≥10% 2014-2019 Average ROIC $1.0 $3.4 & Positive TSR since 2014) Company 8 Growth through Company 8 3.4% innovation in $8.4 billion Renewables in available Investment Grade (BBB- / Baa3) liquidity Committed to stockholder returns with a target payout ratio of 40% to 50% Credit Facilities Large Cap $4.0 (Market Cap ≥$10 billion) Comprehensive 6.5x roadmap to reduce emissions through investments in Board Conse nsus EBIT DA Dividend Yield 202 2 EV / E BITDA Growth 2 020-2022 CAGR Multiple S&P 500 approved projects Consensus EBITDA Dividend EV / 2022E Valero Liquidity (As of June 30, 2021) CAGR Yield EBITDA 2020A - 2022E 500 Source Bloomberg as of August 31, 2021. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 21 See slides 23-24 for notes regarding this slide. Totals may not crossfoot due to rounding. th rd nd st 4 Quartile 3 Quartile 2 Quartile 1 QuartileValero’s Positioning Relative to the S&P 500 Index Dividend Yield VLO 5.9% Growth Value Balance Sheet Compelling Dividend Yield Company 2 ($ billion) Company 2 (≥3% Dividend Yield) 5.1% Premier Refining Company 3 263% Company 3 5.9% portfolio that is 4.7% Competitive EBITDA Growth resilient even in a Company 4 Company 4 4.5% (≥10% Consensus CAGR for carbon-constrained 2020A - 2022E) Company 5 scenario Company 5 4.3% Company 6 Company 6 3.8% Lowest cost producer High Stockholder Return A/R Facility Cash Company 7 Company 7 3.4% (≥10% 2014-2019 Average ROIC $1.0 $3.4 & Positive TSR since 2014) Company 8 Growth through Company 8 3.4% innovation in $8.4 billion Renewables in available Investment Grade (BBB- / Baa3) liquidity Committed to stockholder returns with a target payout ratio of 40% to 50% Credit Facilities Large Cap $4.0 (Market Cap ≥$10 billion) Comprehensive 6.5x roadmap to reduce emissions through investments in Board Conse nsus EBIT DA Dividend Yield 202 2 EV / E BITDA Growth 2 020-2022 CAGR Multiple S&P 500 approved projects Consensus EBITDA Dividend EV / 2022E Valero Liquidity (As of June 30, 2021) CAGR Yield EBITDA 2020A - 2022E 500 Source Bloomberg as of August 31, 2021. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 21 See slides 23-24 for notes regarding this slide. Totals may not crossfoot due to rounding. th rd nd st 4 Quartile 3 Quartile 2 Quartile 1 Quartile

Appendix Contents

Topic	Slide
Notes	23-24
VLO Guidance	25
Environmental, Social and Governance (ESG)	26-27
Strong Presence in Advantaged U.S. Gulf Coast and Mid-Continent	28
Crude Supply Advantage in the U.S. Gulf Coast and Mid-Continent	29
Global Optimization of Operations and Product Exports	30-32
Ratable Global Wholesale Supply and Growth in Mexico	33
Valero's Logistics Assets	34
Ethanol	35
Projects in Execution Phase or Recently Completed	36-39
Refining Capacity and Nelson Complexity	40
Now vs. Then – A Shift in Valuation	41
Electric Vehicle (EV) Myth: Zero Emissions	42
Non-GAAP Disclosures	43-53

INVESTOR PRESENTATION | SEPTEMBER 2021

Valero 22

Notes Payout Ratio Payout Ratio is the sum of dividends and stock buybacks divided by adjusted net cash provided by operating activities. Adjusted net cash provided by operating activities excludes changes in working capital and 50% of DGD’s operating cash flow (excluding the change in its working capital) attributable to our joint venture partner. Light Products Light products is the combined volume of gasoline and distillate. Gasoline volume includes blendstocks and distillate volume includes ULSD, jet fuel, kerosene, and ULSK. Slides 4, 5, 26, and 27 Valero’s Sustainable Accounting Standards Board (SASB) Report aligns its performance data with the recommendations of the SASB framework in the Oil and Gas – Refining and Marketing industry standard. A copy of Valero’s SASB report, EEO-1 report and related disclosures, including further detail on our 2025 and 2035 GHG emissions reduction and offset targets and the independent verification we obtained can be on pages 106 through 108 in Valero’s Stewardship and Responsibility Report (SRR), which can be accessed on Valero’s investor relations website at Investorvalero.com. Slides 6 and 36 Amounts shown represent targeted EBITDA growth. Valero is unable to provide a reconciliation of such forward-looking targets because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events, which are uncertain or outside of its control, including with respect to unknown financing terms, project timing and costs, and other potential variables. Accordingly, a reconciliation is not available without unreasonable effort. Slide 10 U.S. Light-Duty Vehicle Life Cycle Emissions study conducted by Argonne National Laboratory (DOE) – “Cradle-to-Grave Lifecycle Analysis of U.S. Light-Duty Vehicle-Fuel Pathways: A Greenhouse Gas Emissions and Economic Assessment of Current (2015) and Future (2025-2030) Technologies.” Study focused on the midsize sedan, assumed 15 year vehicle life, renewable diesel emissions are based on 100% renewable diesel blend, electricity based on 2014 EIA average mix, no battery replacement for 210 mile range electric vehicle, DGD waste oil feedstock CI’s have at least 40% less emissions than soybean based renewable diesel. U.S. Heavy-Duty Long-Haul Vehicle Life Cycle Emissions study conducted by Southwest Research Institute – “Class 8 Truck Life Cycle Analysis” (2020). Class 8 heavy-duty truck with a one-million mile (~15 years) lifetime; electric truck with a 500-mile battery range, electricity based on GREET Distributed U.S. Mix Variable 2020-2035, no battery replacement; 15L diesel engine running on 100% renewable diesel, renewable diesel carbon intensity based on CARB’s 2019 LCFS Quarterly Data Summary. Slide 11 California LCFS credit values are for 2021, assuming $200 per metric ton carbon price. Renewable diesel peer reflects Neste Corporation. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 23

Notes Slides 13 and 20 Free cash flow is defined as net cash provided by operating activities less capital expenditures, deferred turnaround and catalyst cost expenditures, investments in joint ventures, and changes in current assets and liabilities. Average free cash flow reflects 2012 through the most recent annual filing. Average free cash flow for PBF reflects years 2013 to 2020 due to its December 2012 IPO. Volatility expressed as coefficient of variance, or the standard deviation divided by the mean, of the respective metric on a quarterly basis from the first quarter of 2012 through the second quarter of 2021. EBITDA is defined as net income (loss) plus income tax, net interest and depreciation and amortization. Refining peer group includes PSX, MPC, HFC, and PBF. Oil majors include XOM, CVX, COP and EOG. Slide 14 Industry Total Recordable Incidence Rate (TRIR) from U.S. Bureau of Labor Statistics. Valero TRIR includes refining employee and contractor data. Tier 1 three-year rolling averages of refining process safety events per 200,000 work hours. Tier 1 defined within API Recommended Practice 754. Industry benchmarking and Valero’s performance statistics from Solomon Associates and Valero. Slide 15 Industry benchmarking and Valero’s performance statistics from Solomon Associates and Valero. Valero’s refining operations typically consume approximately 905,000 MMBtu/day of natural gas, of which 66% is operating expense and the balance is cost of goods sold. Slide 17 Targeted net debt-to-cap ratio based on total debt reduced by balance sheet cash. Peer group includes PSX, MPC, HFC, and PBF. Payout ratio is the sum of dividends and stock buybacks divided by adjusted net cash provided by operating activities. Adjusted net cash provided by operating activities excludes changes in working capital and 50% of DGD’s operating cash flow (excluding the change in its working capital) attributable to our joint venture partner. Slide 21 TSR from December 31, 2014 through August 31, 2021 includes stock price appreciation and dividends paid. EV / EBITDA based on 2022 consensus estimates. Slide 29 Ranges represent average quarterly minimums and maximums of each feedstock category as a % of total feedstock. Ranges for monthly averages are wider. Slide 31 VLO U.S. product exports reflect Valero’s actual U.S. gasoline and distillate export volumes. Distillate volume includes diesel, jet fuel and ULSK. Map shows destinations for products exported from Valero’s refineries in the U.S., Canada and the U.K. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 24Notes Slides 13 and 20 Free cash flow is defined as net cash provided by operating activities less capital expenditures, deferred turnaround and catalyst cost expenditures, investments in joint ventures, and changes in current assets and liabilities. Average free cash flow reflects 2012 through the most recent annual filing. Average free cash flow for PBF reflects years 2013 to 2020 due to its December 2012 IPO. Volatility expressed as coefficient of variance, or the standard deviation divided by the mean, of the respective metric on a quarterly basis from the first quarter of 2012 through the second quarter of 2021. EBITDA is defined as net income (loss) plus income tax, net interest and depreciation and amortization. Refining peer group includes PSX, MPC, HFC, and PBF. Oil majors include XOM, CVX, COP and EOG. Slide 14 Industry Total Recordable Incidence Rate (TRIR) from U.S. Bureau of Labor Statistics. Valero TRIR includes refining employee and contractor data. Tier 1 three-year rolling averages of refining process safety events per 200,000 work hours. Tier 1 defined within API Recommended Practice 754. Industry benchmarking and Valero’s performance statistics from Solomon Associates and Valero. Slide 15 Industry benchmarking and Valero’s performance statistics from Solomon Associates and Valero. Valero’s refining operations typically consume approximately 905,000 MMBtu/day of natural gas, of which 66% is operating expense and the balance is cost of goods sold. Slide 17 Targeted net debt-to-cap ratio based on total debt reduced by balance sheet cash. Peer group includes PSX, MPC, HFC, and PBF. Payout ratio is the sum of dividends and stock buybacks divided by adjusted net cash provided by operating activities. Adjusted net cash provided by operating activities excludes changes in working capital and 50% of DGD’s operating cash flow (excluding the change in its working capital) attributable to our joint venture partner. Slide 21 TSR from December 31, 2014 through August 31, 2021 includes stock price appreciation and dividends paid. EV / EBITDA based on 2022 consensus estimates. Slide 29 Ranges represent average quarterly minimums and maximums of each feedstock category as a % of total feedstock. Ranges for monthly averages are wider. Slide 31 VLO U.S. product exports reflect Valero’s actual U.S. gasoline and distillate export volumes. Distillate volume includes diesel, jet fuel and ULSK. Map shows destinations for products exported from Valero’s refineries in the U.S., Canada and the U.K. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 24

VLO Guidance

3Q21[1]	
• Throughput (MBPD)	
– U.S. Gulf Coast	1,600 to 1,650
– U.S. Mid-Continent	435 to 455
– North Atlantic	450 to 470
– U.S. West Coast	250 to 270
• Refining cash operating expense per barrel of throughput	$4.45
• Ethanol	
– Production (millions of gallons per day)	3.7
– Operating expense per gallon of production	$0.43
• Cash opex	$0.37
• Non-cash opex	$0.06
• Depreciation and amortization expense ($MM)	$590
• Net interest expense ($MM)	$150
Full Year 2021[1]	
• Renewable Diesel	
– Sales volume (thousands of gallons per day)	1,000
– Operating expense per gallon of production	$0.50
• Cash opex	$0.35
• Non-cash opex	$0.15
• Payout ratio[2] of adjusted net cash provided by operating activities	40 to 50%
• General and administrative expense ($MM)	$850
• Annual capital investments attributable to Valero ($MM)	$2,000
– Sustaining	60%
– Growth	40%

[1] Unless otherwise stated, guidance as provided on the 2Q21 earnings call and is included here for informational purposes only.
[2] Payout ratio is the sum of dividends and stock buybacks divided by adjusted net cash provided by operating activities. Adjusted net cash provided by operating activities excludes changes in working capital and 50% of DGD's operating cash flow (excluding the change in its working capital) attributable to our joint venture partner.



INVESTOR PRESENTATION | SEPTEMBER 2021

Valero 25

We are Committed to Protecting the Environment

E

ENVIRONMENTAL

Refining

Reducing, Reusing, Recycling, and Repurposing

Flare-gas recovery systems result in more than **97% flaring-free** operations

Recycle approximately 18.5 times the amount of fresh water consumed in refining operations

Marine vapor recovery units **route gasoline back** into the refinery pool

Cogeneration units and **expanders** can **offset enough electricity** to power a city the size of **San Francisco**

Carbon Capture

Our Port Arthur refinery became **the first industrial site** in the U.S. to **host a large scale carbon capture project**, with **more than 1 million metric tons captured each year**

Renewables

Renewable Diesel **reduces life cycle GHG emissions up to 80%**[1]

Diamond Green Diesel **processes recycled** animal fats, used cooking oil, and inedible corn oil **to produce a low-carbon intensity renewable diesel**

Ethanol reduces **life cycle GHG emissions by at least 30%**

Developing a **carbon capture project** connected to eight of our **Ethanol plants**, providing **an economic path to further reduce carbon intensity** of our Ethanol product

Environmental Management Systems

CTEMS, a proprietary systematic approach, adheres to a **"plan-do-check-act"** model to achieve excellence, driving **safe, reliable and predictable operations**, while minimizing impacts on communities and the environment

EERA, elevated the audit and compliance functions to an **environmental excellence vision**, **beyond regulations**

Fuels Compliance, focuses on **product quality** and **compliance with fuels regulations**

(1) 100% used cooking oil feedstock results in a carbon intensity score of 20 under California's LCFS program.

See slides 23-24 for notes regarding this slide.

INVESTOR PRESENTATION | SEPTEMBER 2021

Valero 26

Sharing Our Success with the Communities where we Operate with Strong Governance and Ethical Standards SOCIAL GOVERNANCE S G 5 of 11 directors represent of our U.S. workforce are minorities 35% 10 members are independent diversity of race or gender of our professional employees 29% are women Board of 3 fully independent committees Diversity, 3 of 11 are women Directors EEO-1 Report disclosed Equality and Board and Committee oversight Inclusion of risks and compliance, Dedicated DEI team focused on recruitment, training and (DEI) including climate change risks development, compensation, benefits, and retention Stakeholder Chief Diversity Officer reports directly to CEO, with Executive Compensation Alignment with ESG Engagement reporting responsibilities to the Board All-Employee Bonus Performance Shares In addition to TSR, an Energy Transition performance • ESG Efforts & Surpassed $58 million in 2020, with more than $12 million Improvement measure modifies performance 40% for COVID-19-related support distributed as follows: • Stockholder shares, incorporating: Returns 20%• Annual progress versus the • Capital Community Discipline 2025 GHG emissions 40% Investments • Operational reduction and offset target Excellence • Percentage of growth capital • Organizational Basic Needs Education Health Care Financial 40% Excellence deployed for low-carbon Operational 40% 52% 15% 33% projects Strategic 20% I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 See slides 23-24 for notes regarding this slide. 27Sharing Our Success with the Communities where we Operate with Strong Governance and Ethical Standards SOCIAL GOVERNANCE S G 5 of 11 directors represent of our U.S. workforce are minorities 35% 10 members are independent diversity of race or gender of our professional employees 29% are women Board of 3 fully independent committees Diversity, 3 of 11 are women Directors EEO-1 Report disclosed Equality and Board and Committee oversight Inclusion of risks and compliance, Dedicated DEI team focused on recruitment, training and (DEI) including climate change risks development, compensation, benefits, and retention Stakeholder Chief Diversity Officer reports directly to CEO, with Executive Compensation Alignment with ESG Engagement reporting responsibilities to the Board All-Employee Bonus Performance Shares In addition to TSR, an Energy Transition performance • ESG Efforts & Surpassed $58 million in 2020, with more than $12 million Improvement measure modifies performance 40% for COVID-19-related support distributed as follows: • Stockholder shares, incorporating: Returns 20%• Annual progress versus the • Capital Community Discipline 2025 GHG emissions 40% Investments • Operational reduction and offset target Excellence • Percentage of growth capital • Organizational Basic Needs Education Health Care Financial 40% Excellence deployed for low-carbon Operational 40% 52% 15% 33% projects Strategic 20% I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 See slides 23-24 for notes regarding this slide. 27

Strong Presence in Advantaged U.S. Gulf Coast and Mid-Continent

2.6 mmbpd Refining Capacity[1]

(mbpd, % of overall crude capacity)


U.S. West Coast
230
9%
North Atlantic
440
17%
1,484
57%
U.S. Gulf Coast
461
17%
U.S. Mid-Continent

Gulf Coast Refining Capacity[1]

(mbpd, % of overall crude capacity)


1,484
57%
1,171
41%
784
35%
185
19%
0
VLO
MPC
PSX
PBF
HFC


CANADA
UNITED STATES
MEXICO
MEXICO CITY
SAN ANTONIO
MONTREAL
IRELAND
UNITED KINGDOM
LONDON
PERU
LIMA
WHOLESALE MARKETING PRESENCE
BRANDED WHOLESALE PRESENCE
VALERO REFINERIES
VALERO ETHANOL PLANTS
VALERO TERMINALS
DIAMOND GREEN DIESEL
(existing & under construction)
PIPELINES
PROPOSED CARBON SEQUESTRATION PIPELINE

(1) CDU capacity from EIA data and company presentations. See slide 40 for Valero's capacity and Nelson complexity by refinery.

INVESTOR PRESENTATION | SEPTEMBER 2021

Valero

28

Crude Supply Advantage in the U.S. Gulf Coast and Mid-Continent



Local Crude Gathering
McKee
Navigator
Glass Mountain
Cushing
Cushing-McKee Connection
NuStar
Diamond Pipeline
Memphis
Collierville Crude System
Childress Station
Centurion Pipeline
Basin
Red River Pipeline
NuStar
Ardmore
Hewitt
Wasson
ETCOP
Capline
To Nederland
Pipeline
Centurion
Sunrise Pipeline
Wichita Falls
Colorado City
Midland
McCamey
EPIC
Gray Oak
Cactus
Eagle Ford:
Harvest Pipeline
EOG Pipeline
Permian:
Cactus Pipeline
Gray Oak
Local Crude Gathering
Three Rivers
NuStar
NuStar Oakville Terminal
Taking advantage of Permian crude with investments in Corpus Christi
NuStar
Corpus Christi West and East
Cactus
Cactus II
Gray Oak
NuStar North Beach
EPIC
Crude Export Dock
Crude Export Tankage
Blue lines and terminals represent Valero ownership interest.

Valero U.S. Gulf Coast Feedstock Ranges

(2012 through 2Q21)

	Heavy Sour	Medium / Light Sour	Sweet	Residuals
High	34%	34%	54%	23%
Low	17%	6%	17%	8%

Valero's refineries have operational flexibility to **process a wide range of feedstocks** and access to a deep pool of **skilled labor** in the U.S. Gulf Coast



INVESTOR PRESENTATION | SEPTEMBER 2021

See slides 23-24 for notes regarding this slide.

Valero 29

Operational Flexibility and Refinery Optimization Provide Competitive Advantage

- Our operational flexibility and optimization to quickly shift light product yields as market conditions signal move from "max gasoline" to "max distillate" enables higher margin capture

- Demand impacts from COVID-19 drove yields to swing between both extremes within a few months

- VLO has demonstrated a wider range of yields for gasoline, kerosene, jet fuel, and diesel versus the industry



2012 – 2021 Refinery Product Yield Ranges
(monthly averages)
VLO
Industry
59%
42%
51%
41%
12%
2%
11%
4%
40%
23%
38%
27%
Finished Gasoline
Kerosene / Jet
Diesel



INVESTOR PRESENTATION | SEPTEMBER 2021

Source: Monthly industry refinery yields from EIA through May 2021.

Valero 30

Product shortages Competitive Global Light Products Supply in Latin America, Eastern Canada, Europe, and VLO U.S. Product Exports (thousand barrels per day) Africa expected to Gasoline Distillate drive U.S. export demand growth 296 208 88 2012 2013 2014 2015 2016 2017 2018 2019 2020 1H21 Latin America Refining Runs (million barrels per day) 6.6 6.4 6.2 6.1 6.1 5.9 5.6 5.2 4.8 4.3 4.0 3.7 Distillate Gasoline 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Source: Industry consultants. See slides 23-24 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 31Product shortages Competitive Global Light Products Supply in Latin America, Eastern Canada, Europe, and VLO U.S. Product Exports (thousand barrels per day) Africa expected to Gasoline Distillate drive U.S. export demand growth 296 208 88 2012 2013 2014 2015 2016 2017 2018 2019 2020 1H21 Latin America Refining Runs (million barrels per day) 6.6 6.4 6.2 6.1 6.1 5.9 5.6 5.2 4.8 4.3 4.0 3.7 Distillate Gasoline 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Source: Industry consultants. See slides 23-24 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 31

Expansion of supply chain to high demand Investing to Grow Product Exports growth markets provides a ratable into Higher Netback Markets product outlet and improves margin Advantaged Refineries and Logistics capture U.S. Product Exports (12-month moving average, mbpd) Other Europe Canada Other Latin America Mexico Exports to Latin America (1) make up 84% of total U.S. product exports 2009 2011 2013 2015 2017 2019 2021 (1) Includes terminals owned or leased by Valero. (2) Total Gasoline and Diesel Source: DOE Petroleum Supply Monthly data through May 2021. (2) Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE and other oxygenates). I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 32

Ratable Global Wholesale Supply Stable branded and unbranded demand Through an Extensive Marketing Network Wholesale Volumes million barrels per day of Rack blending 1.2 (% of total light products production, mbpd) ratable wholesale supply generates RINs, (1) (2) (3) U.S. Europe and Canada Latin America of our light products 51% partially offsetting 50% >50% 47% 50% 49% 49% production 62% 52% 48% 1,310 1,292 1,211 1,198 1,195 1,199 1,174 our RVO compliance 1,130 1,040 outlets carry our brand names 7,000 costs 2012 2013 2014 2015 2016 2017 2018 2019 2020 Mexico wholesale (1) (3) U.S. volumes exclude jet rack sales. Peru volumes include jet fuel and bulk sales. (2) business supported Europe volumes include jet fuel. Canada volumes include jet fuel and some bulk sales. by a growing, Valero Mexico Volume Growth Mexico Growth Projects flexible logistics (mbpd) (contracted storage capacity, thousand barrels) Valero is one of the largest light products importers into Mexico supply system Aguascalientes 140 70 (4) Monterrey 425 60 (4) Guadalajara 505 50 Altamira 1,100 40 (4) Puebla Mexico City 640 30 640 20 2,100 Veracruz 10 195 Nuevo Laredo 0 Early Current 2023E Aug 18 Jan 19 Jun 19 Nov 19 Apr 20 Sep 20 Feb 21 Jul 21 Operations (4) Currently selling product in Puebla, Monterrey, Guadalajara, and Chihuahua via rail-to-truck transloading. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 33 See slides 23-24 for notes regarding this slide. Ratable Global Wholesale Supply Stable branded and unbranded demand Through an Extensive Marketing Network Wholesale Volumes million barrels per day of Rack blending 1.2 (% of total light products production, mbpd) ratable wholesale supply generates RINs, (1) (2) (3) U.S. Europe and Canada Latin America of our light products 51% partially offsetting 50% >50% 47% 50% 49% 49% production 62% 52% 48% 1,310 1,292 1,211 1,198 1,195 1,199 1,174 our RVO compliance 1,130 1,040 outlets carry our brand names 7,000 costs 2012 2013 2014 2015 2016 2017 2018 2019 2020 Mexico wholesale (1) (3) U.S. volumes exclude jet rack sales. Peru volumes include jet fuel and bulk sales. (2) business supported Europe volumes include jet fuel. Canada volumes include jet fuel and some bulk sales. by a growing, Valero Mexico Volume Growth Mexico Growth Projects flexible logistics (mbpd) (contracted storage capacity, thousand barrels) Valero is one of the largest light products importers into Mexico supply system Aguascalientes 140 70 (4) Monterrey 425 60 (4) Guadalajara 505 50 Altamira 1,100 40 (4) Puebla Mexico City 640 30 640 20 2,100 Veracruz 10 195 Nuevo Laredo 0 Early Current 2023E Aug 18 Jan 19 Jun 19 Nov 19 Apr 20 Sep 20 Feb 21 Jul 21 Operations (4) Currently selling product in Puebla, Monterrey, Guadalajara, and Chihuahua via rail-to-truck transloading. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 33 See slides 23-24 for notes regarding this slide.

(1) (1) (1) Pipelines Racks, Terminals and Storage Rail Marine Valero’s Logistics Assets • Over 3,000 miles of active • Over 130 million barrels of • Approximately 5,200 railcars• Over 50 docks pipelines active shell capacity for crude oil and products • Expected to serve long-term • Two Panamax class vessels • Central Texas Pipeline started needs of ethanol, asphalt, (joint venture) up in 2019 • Over 200 truck rack bays aromatics, and other products • Sunrise Pipeline expansion • Pasadena terminal completed started up in 2018 in 2020 (1) Includes assets that have other joint venture or minority interests. Does not include ethanol assets. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 34(1) (1) (1) Pipelines Racks, Terminals and Storage Rail Marine Valero’s Logistics Assets • Over 3,000 miles of active • Over 130 million barrels of • Approximately 5,200 railcars• Over 50 docks pipelines active shell capacity for crude oil and products • Expected to serve long-term • Two Panamax class vessels • Central Texas Pipeline started needs of ethanol, asphalt, (joint venture) up in 2019 • Over 200 truck rack bays aromatics, and other products • Sunrise Pipeline expansion • Pasadena terminal completed started up in 2018 in 2020 (1) Includes assets that have other joint venture or minority interests. Does not include ethanol assets. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 34

Operations


Outlook

- 13 plants with **1.7 billion gallons** annual production capacity
  - Dry mill production process, where corn is ground into flour and mixed with water before fermentation
  - **Efficient plants with scale**, located in the corn belt
  - Operational best practices transferred from refining
- **Cost advantaged** versus the industry

Ethanol

U.S. Fuel Ethanol Exports
(mbpd)


Rest of Industry
Valero
40
39
55
53
54
51
76
13
64
91
19
72
112
25
87
96
20
77
88
24
64
88
24
64
2013
2014
2015
2016
2017
2018
2019
2020
2021

- Ultimately, global renewable fuel mandates should **drive export growth**
  - U.S. corn-based ethanol is the **most economic choice for export** into global markets
  - Existing logistics assets **well-positioned** to support export growth
  - Expect to see incremental demand as a result of fuel efficiency standards and E-15 sales in the U.S.
- Executing **carbon sequestration projects**
  - **45Q Tax Credit** provides economic incentive
  - **LCFS** provides higher value for the **lower carbon intensity ethanol**

Source: U.S. Energy Information Agency (EIA) through May 2021, U.S. Census Bureau for June 2021.

INVESTOR PRESENTATION | SEPTEMBER 2021

Valero 35

Port Arthur Delayed Coker Unit Investing to Improve Margins and Light Product Yields Port Arthur Coker • $975 MM anticipated cost for 55 MBPD delayed Incremental Volumes (MBPD) coker and sulfur recovery unit, with expected Feeds startup in 2023 Crude 102 • Creates two independent CDU-VDU-coker trains, which should improve turnaround efficiency and Resid 21 reduce maintenance-related lost margin VGO (47) opportunity Products • Design enables full utilization of existing CDU capacity, reduces VGO purchases, and increases Naphtha 3 heavy sour crude and resid processing capability Gasoline 15 and light products yield Diesel 43 • Estimated $420 MM annual EBITDA contribution at 2018 average prices ($325 MM at mid-cycle prices) LPG 4 See slides 23-24 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 36Port Arthur Delayed Coker Unit Investing to Improve Margins and Light Product Yields Port Arthur Coker • $975 MM anticipated cost for 55 MBPD delayed Incremental Volumes (MBPD) coker and sulfur recovery unit, with expected Feeds startup in 2023 Crude 102 • Creates two independent CDU-VDU-coker trains, which should improve turnaround efficiency and Resid 21 reduce maintenance-related lost margin VGO (47) opportunity Products • Design enables full utilization of existing CDU capacity, reduces VGO purchases, and increases Naphtha 3 heavy sour crude and resid processing capability Gasoline 15 and light products yield Diesel 43 • Estimated $420 MM annual EBITDA contribution at 2018 average prices ($325 MM at mid-cycle prices) LPG 4 See slides 23-24 for notes regarding this slide. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 36

Houston Alkylation Unit Investing to Upgrade Product Value Houston and St. Charles Alkylation Units • Octane demand expected to grow due to Tier 3 sulfur regulations and CAFE standards • Abundant, low cost North American NGL supply provides advantage for Gulf Coast capacity additions • Both units upgrade low value isobutane and amylenes into high value alkylate – High octane, low vapor pressure component enables the blending of incremental butane and low octane naphtha 13 17 Capacity at Houston refinery Capacity at St. Charles refinery started up in 2019 started up in 2020 MBPD MBPD I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 37Houston Alkylation Unit Investing to Upgrade Product Value Houston and St. Charles Alkylation Units • Octane demand expected to grow due to Tier 3 sulfur regulations and CAFE standards • Abundant, low cost North American NGL supply provides advantage for Gulf Coast capacity additions • Both units upgrade low value isobutane and amylenes into high value alkylate – High octane, low vapor pressure component enables the blending of incremental butane and low octane naphtha 13 17 Capacity at Houston refinery Capacity at St. Charles refinery started up in 2019 started up in 2020 MBPD MBPD I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 37

Investing to Improve Access to North American Crude and Lower Refinery Operating Cost Structure

GROWTH PROJECTS FOCUSED ON OPTIMIZATION AND MARGIN CAPTURE

Completed **Diamond Pipeline** project with 200 MBPD capacity **connecting Memphis to Cushing** and **Sunrise Pipeline** 100 MBPD undivided interest **connecting Midland to Wichita Falls**	Provides **additional Mid-Continent crude access** to our McKee, Ardmore and Memphis refineries	**Improves** crude oil **supply flexibility, efficiency** and **blend quality**
Red River Pipeline 74 MBPD undivided interest **connecting Ardmore to Cushing**	Provides **additional Mid-Continent crude flexibility** to the Ardmore refinery	
Navigator **Glass Mountain Pipeline Connection** with 50 MBPD capacity **connecting McKee to Cushing**	**Reversal and extension** in service April 2021 Provides **Mid-Continent crude flexibility and security of supply** to the McKee refinery	

GROWTH PROJECTS FOCUSED ON COST CONTROL AND MARGIN EXPANSION

Wilmington cogeneration unit started up in 2017	**Pembroke cogeneration** unit (£130 MM or $170 MM cost) **scheduled to be completed in 3Q21**	Expect to **reduce costs and improve supply reliability** for power and steam



Diamond and Sunrise Pipelines
Diamond Pipeline



Cogeneration Plants
Wilmington Cogeneration Plant

INVESTOR PRESENTATION | SEPTEMBER 2021

Valero 38

Investing to Supply Higher Demand Markets and Expand Product Export and Biofuels Blending Capabilities Central Texas pipelines and terminals to supply high-growth refined products market Extending • Started up in 2019 product (1) • Approximately 205 miles of pipe , 960,000 barrels of total storage capacity and a truck rack supply chain Pasadena refined products terminal joint venture in Central • Completed in the first quarter of 2020 Texas and • 5 MM barrels of storage capacity with butane the U.S. blending, two ship docks and a three-bay truck rack Gulf Coast Projects expected to improve product margins, reduce secondary costs, provide opportunity for third-party revenues, and increase capability for biofuels blending (1) Valero owns ~70 mile pipeline from Hearne to Williamson County and 40% Pasadena Terminal undivided interest in 135 mile pipeline from Houston to Hearne. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 39Investing to Supply Higher Demand Markets and Expand Product Export and Biofuels Blending Capabilities Central Texas pipelines and terminals to supply high-growth refined products market Extending • Started up in 2019 product (1) • Approximately 205 miles of pipe , 960,000 barrels of total storage capacity and a truck rack supply chain Pasadena refined products terminal joint venture in Central • Completed in the first quarter of 2020 Texas and • 5 MM barrels of storage capacity with butane the U.S. blending, two ship docks and a three-bay truck rack Gulf Coast Projects expected to improve product margins, reduce secondary costs, provide opportunity for third-party revenues, and increase capability for biofuels blending (1) Valero owns ~70 mile pipeline from Hearne to Williamson County and 40% Pasadena Terminal undivided interest in 135 mile pipeline from Houston to Hearne. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 39

Majority of refineries designated as VPP Star Sites by OSHA, recognizing Our Refining Capacity and Nelson exemplary occupational safety, Complexity process safety and health programs (1) Capacities (mbpd) Nelson Complexity Refinery Throughput Crude Index (2) Corpus Christi 370 290 14.4 Houston 255 205 8.0 Meraux 135 125 9.7 Port Arthur 395 335 12.7 St. Charles 340 215 17.4 Texas City 260 225 11.1 Three Rivers 100 89 13.2 (3) U.S. Gulf Coast 1,855 1,484 12.6 Ardmore 90 86 12.1 McKee 200 195 8.3 Memphis 195 180 7.9 (3) U.S. Mid-Continent 485 461 8.9 Pembroke 270 210 10.1 Quebec City 235 230 7.7 (3) North Atlantic 505 440 8.8 Benicia 170 145 16.1 Wilmington 135 85 15.8 (3) U.S. West Coast 305 230 16.0 (3) Total 3,150 2,615 11.6 (1) Capacities and Nelson complexity indices as of December 31, 2020. (2) Represents the combined capacities of two refineries—Corpus Christi East and Corpus Christi West. (3) Weighted average. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 40

Now vs. Then – A Shift In Valuation

In the Past

INDUSTRY/MACRO
- Majority of the U.S. refining capacity operated by large integrated oil companies
- Range bound industry wide EV/EBITDA multiple +/- 4.5x
- Peer group fragmented with smaller scale, less efficient refiners
- U.S. importing crude and products to meet domestic shortage
- Higher interest rates (10-yr Treasury ~5%)

VALERO
- Marginal operations
  - Third quartile operating performance impacted by M&A integration
  - Disadvantaged East Coast and Caribbean operations
- Less disciplined M&A and capital project execution
  - Frequent acquisitions
  - Focused on volume growth
  - Approximately $3.5 billion annual capex
- Volatile cash flow profile and lower stockholder returns
  - 1% to 2% dividend yield ($0.32/share annually)
  - Approximately $5 billion of liquidity
  - >570 million shares outstanding
- Volatile stock price

New Paradigm

INDUSTRY/MACRO
- Majority of the U.S. refining capacity operated by independent refiners
- EV/EBITDA multiple expansion and dispersion by company
- Peer group of larger scale, efficient and complex refiners
- Abundant supply of domestic crude oil and natural gas providing feedstock advantage
  - U.S. exporting products to higher growth markets
  - Lower interest rates (10-yr Treasury <2%)

VALERO
- Expanding our long-term competitive advantage with investments in economic low-carbon projects
  - First quartile operating performance amid stable, upgraded portfolio with the lowest cash operating expense
  - Advantaged operations and scale
- Disciplined capital investment and growth strategy
  - Rigorous M&A targeting and screening process
  - 25% after-tax IRR hurdle rate for projects focused on operating cost reduction, margin enhancement and market expansion. $2.0 to $2.5 billion annual capital investments attributable to Valero.
- Distinctive free cash flow and higher stockholder returns
  - Annualized dividend of $3.92/share
  - $8.4 billion of liquidity as of June 30, 2021
  - Approximately 409 million shares outstanding as of July 23, 2021
- Lower volatility in earnings and free cash flow



INVESTOR PRESENTATION | SEPTEMBER 2021

Valero 41

Electric Vehicle (EV) Myth: Zero Emissions



Myth: Zero Emissions

Fact: Significant Emissions from EV Life Cycle

Mining/Extraction → Cobalt & Rare Earth Processing → Manufacturing EVs → Power Generation



CO_2
CO_2
CO_2
CO_2

- Life cycle emissions from EVs are significant from mining raw materials to fabrication to delivery to the showroom
  - Two times as much CO_2 emissions are generated compared to cars fueled by gasoline
  - Before it leaves the showroom, 12 tons of CO_2 emissions have already been generated vs. 6 tons of CO_2 emissions from cars fueled by gasoline
- 25 tons of CO_2 emissions are needed to make an EV that can drive a similar range as a car fueled by gasoline
- *"The problem is that batteries are big and heavy. The more weight you're trying to move, the more batteries you need to power the vehicle. But the more batteries you use, the more weight you add—and the more power you need. Even with big breakthroughs in battery technology, electric vehicles will probably never be a practical solution for things like 18-wheelers, cargo ships, and passenger jets. Electricity works when you need to cover short distances, but we need a different solution for heavy, long-haul vehicles"* – GatesNotes
- Southwest Research Institute Ted Talk, presented by Graham Conway

Embedded CO_2 Emissions
(zero miles traveled)



Tons CO_2
12
10
8
6
4
2
2x higher emissions
from mining raw materials to fabrication to delivery
Car Fueled by Gasoline
Battery Electric Vehicle

Before it leaves the showroom, an EV emits twice the CO_2 emissions compared to a car fueled by gasoline

INVESTOR PRESENTATION | SEPTEMBER 2021
Valero 42

Non-GAAP Disclosures Return on Invested Capital (ROIC) VLO defines return on invested capital (ROIC) as adjusted net income attributable to VLO before adjusted net interest expense after-tax divided by average invested capital. VLO defines adjusted net income attributable to VLO as net income attributable to VLO stockholders adjusted to reflect the after-tax effect of special items that VLO believes are not indicative of its core operating performance and that may obscure VLO’s underlying business results and trends. VLO defines adjusted net interest expense as “interest and debt expense, net of capitalized interest” adjusted to exclude “interest and debt expense, net of capitalized interest” attributable to non-controlling interests. The income tax effect of adjusted net interest expense is estimated based on the U.S. statutory income tax rate for the respective annual period. Average invested capital is defined as the average of total invested capital for the current annual period and total invested capital for the prior annual period. VLO defines total invested capital as debt attributable to VLO plus VLO stockholders’ equity less cash and cash equivalents. Debt attributable to VLO is defined as the current portion of debt and finance lease obligations, plus “debt and finance lease obligations, less current portion”, less debt attributable to non-controlling interests. Debt attributable to VLO for the year ended December 31, 2014 includes an adjustment to reflect the retrospective adoption of ASU No. 2015-15 subtopic 835-30, which resulted in the reclassification of certain debt issuance costs from “deferred charges and other assets, net” to “debt and finance lease obligations, less current portion.” Adjusted EBITDA VLO defines EBITDA as net income (loss) before depreciation and amortization expense, “interest and debt expense, net of capitalized interest”, income tax expense (benefit), and income (loss) from discontinued operations. VLO defines adjusted EBITDA as EBITDA further adjusted to reflect the effect of special items that VLO believes are not indicative of its core operating performance and that may obscure VLO’s underlying business results and trends. VLO believes that the presentation of adjusted EBITDA provides useful information to investors to assess its ongoing financial performance because when reconciled to net income, it provides improved comparability between periods. The U.S. GAAP measures most directly comparable to adjusted EBITDA are net income and net cash provided by operating activities. Renewable Diesel Net Cumulative Cash Flow VLO defines renewable diesel net cumulative cash flow as DGD’s cumulative adjusted EBITDA attributable to VLO, less DGD’s cumulative capital expenditures attributable to VLO. VLO defines DGD’s adjusted EBITDA attributable to VLO as fifty percent (VLO’s ownership interest) of DGD’s operating income (loss) plus depreciation and amortization expense, and adjusted for 2017-2019 blender’s tax credit (BTC). VLO defines DGD’s capital expenditures attributable to VLO as fifty percent of DGD’s capital investments. Because DGD’s net cash flow is effectively attributable to each partner, only 50 percent of DGD’s EBITDA and capital expenditures should be attributed to VLO’s renewable diesel cash flow. Therefore, renewable diesel cash flow has been adjusted for the portion of DGD’s EBITDA and capital expenditures attributable to VLO’s joint venture partner’s ownership interest because VLO believes that it more accurately reflects cash flow generated by its renewable diesel segment. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 43Non-GAAP Disclosures Return on Invested Capital (ROIC) VLO defines return on invested capital (ROIC) as adjusted net income attributable to VLO before adjusted net interest expense after-tax divided by average invested capital. VLO defines adjusted net income attributable to VLO as net income attributable to VLO stockholders adjusted to reflect the after-tax effect of special items that VLO believes are not indicative of its core operating performance and that may obscure VLO’s underlying business results and trends. VLO defines adjusted net interest expense as “interest and debt expense, net of capitalized interest” adjusted to exclude “interest and debt expense, net of capitalized interest” attributable to non-controlling interests. The income tax effect of adjusted net interest expense is estimated based on the U.S. statutory income tax rate for the respective annual period. Average invested capital is defined as the average of total invested capital for the current annual period and total invested capital for the prior annual period. VLO defines total invested capital as debt attributable to VLO plus VLO stockholders’ equity less cash and cash equivalents. Debt attributable to VLO is defined as the current portion of debt and finance lease obligations, plus “debt and finance lease obligations, less current portion”, less debt attributable to non-controlling interests. Debt attributable to VLO for the year ended December 31, 2014 includes an adjustment to reflect the retrospective adoption of ASU No. 2015-15 subtopic 835-30, which resulted in the reclassification of certain debt issuance costs from “deferred charges and other assets, net” to “debt and finance lease obligations, less current portion.” Adjusted EBITDA VLO defines EBITDA as net income (loss) before depreciation and amortization expense, “interest and debt expense, net of capitalized interest”, income tax expense (benefit), and income (loss) from discontinued operations. VLO defines adjusted EBITDA as EBITDA further adjusted to reflect the effect of special items that VLO believes are not indicative of its core operating performance and that may obscure VLO’s underlying business results and trends. VLO believes that the presentation of adjusted EBITDA provides useful information to investors to assess its ongoing financial performance because when reconciled to net income, it provides improved comparability between periods. The U.S. GAAP measures most directly comparable to adjusted EBITDA are net income and net cash provided by operating activities. Renewable Diesel Net Cumulative Cash Flow VLO defines renewable diesel net cumulative cash flow as DGD’s cumulative adjusted EBITDA attributable to VLO, less DGD’s cumulative capital expenditures attributable to VLO. VLO defines DGD’s adjusted EBITDA attributable to VLO as fifty percent (VLO’s ownership interest) of DGD’s operating income (loss) plus depreciation and amortization expense, and adjusted for 2017-2019 blender’s tax credit (BTC). VLO defines DGD’s capital expenditures attributable to VLO as fifty percent of DGD’s capital investments. Because DGD’s net cash flow is effectively attributable to each partner, only 50 percent of DGD’s EBITDA and capital expenditures should be attributed to VLO’s renewable diesel cash flow. Therefore, renewable diesel cash flow has been adjusted for the portion of DGD’s EBITDA and capital expenditures attributable to VLO’s joint venture partner’s ownership interest because VLO believes that it more accurately reflects cash flow generated by its renewable diesel segment. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 43

Non-GAAP Disclosures Renewable Diesel Adjusted EBITDA per Gallon Renewable diesel adjusted EBITDA is defined as DGD’s operating income adjusted to reflect the blender’s tax credit and excluding depreciation and amortization expense. Operating income is adjusted to reflect the blender’s tax credit in the proper period. The blender’s tax benefit recognized in 2019 is attributable to volumes blended during 2019 and 2018 and was recognized in December 2019 because the U.S legislation authorizing the credit was passed and signed into law in that month. The benefit recognized in 2018 is attributable to volumes blended during 2017 and was recognized in February 2018 because the U.S. legislation authorizing the credit was passed and signed into law in that month. VLO believes adjusting for these items provides improved comparability between periods. Renewable diesel EBITDA per gallon is renewable diesel adjusted EBITDA divided by DGD’s renewable diesel sales volume for the period. Sales volumes are calculated by multiplying sales volumes per day by the number of days in the applicable period. Free Cash Flow VLO defines free cash flow as net cash provided by operating activities less capital expenditures, deferred turnaround and catalyst cost expenditures, investments in joint ventures, and changes in current assets and liabilities. VLO believes that the presentation of free cash flow provides useful information to investors in assessing VLO’s ability to cover ongoing costs and VLO’s ability to generate cash returns to stockholders. The GAAP measures most directly comparable to free cash flow are net cash provided by operating activities and net cash used in investing activities. Adjusted Net Cash Provided by Operating Activities Defined as net cash provided by operating activities excluding the items noted below. VLO believes adjusted net cash provided by operating activities is an important measure of its ongoing financial performance to better assess its ability to generate cash to fund VLO’s investing and financing activities. The basis for VLO’s belief with respect to each excluded item is provided below. • Changes in current assets and current liabilities – Current assets net of current liabilities represents VLO’s operating liquidity. VLO believes that the change in its operating liquidity from period to period does not represent cash generated by VLO’s operations that is available to fund VLO’s investing and financing activities. • DGD’s adjusted net cash provided by operating activities attributable to VLO’s joint venture partner’s ownership interest in DGD – VLO is a 50/50 joint venture partner in DGD and consolidate DGD’s financial statements; as a result, all of DGD’s net cash provided by operating activities (or operating cash flow) is included in VLO’s consolidated net cash provided by operating activities. DGD’s partners use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Nevertheless, DGD’s operating cash flow is effectively attributable to each partner and only 50 percent of DGD’s operating cash flow should be attributed to VLO’s net cash provided by operating activities. Therefore, net cash provided by operating activities has been adjusted for the portion of DGD’s operating cash flow attributable to VLO’s joint venture partner’s ownership interest because VLO believes that it more accurately reflects the operating cash flow available to VLO to fund VLO’s investing and financing activities. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 44Non-GAAP Disclosures Renewable Diesel Adjusted EBITDA per Gallon Renewable diesel adjusted EBITDA is defined as DGD’s operating income adjusted to reflect the blender’s tax credit and excluding depreciation and amortization expense. Operating income is adjusted to reflect the blender’s tax credit in the proper period. The blender’s tax benefit recognized in 2019 is attributable to volumes blended during 2019 and 2018 and was recognized in December 2019 because the U.S legislation authorizing the credit was passed and signed into law in that month. The benefit recognized in 2018 is attributable to volumes blended during 2017 and was recognized in February 2018 because the U.S. legislation authorizing the credit was passed and signed into law in that month. VLO believes adjusting for these items provides improved comparability between periods. Renewable diesel EBITDA per gallon is renewable diesel adjusted EBITDA divided by DGD’s renewable diesel sales volume for the period. Sales volumes are calculated by multiplying sales volumes per day by the number of days in the applicable period. Free Cash Flow VLO defines free cash flow as net cash provided by operating activities less capital expenditures, deferred turnaround and catalyst cost expenditures, investments in joint ventures, and changes in current assets and liabilities. VLO believes that the presentation of free cash flow provides useful information to investors in assessing VLO’s ability to cover ongoing costs and VLO’s ability to generate cash returns to stockholders. The GAAP measures most directly comparable to free cash flow are net cash provided by operating activities and net cash used in investing activities. Adjusted Net Cash Provided by Operating Activities Defined as net cash provided by operating activities excluding the items noted below. VLO believes adjusted net cash provided by operating activities is an important measure of its ongoing financial performance to better assess its ability to generate cash to fund VLO’s investing and financing activities. The basis for VLO’s belief with respect to each excluded item is provided below. • Changes in current assets and current liabilities – Current assets net of current liabilities represents VLO’s operating liquidity. VLO believes that the change in its operating liquidity from period to period does not represent cash generated by VLO’s operations that is available to fund VLO’s investing and financing activities. • DGD’s adjusted net cash provided by operating activities attributable to VLO’s joint venture partner’s ownership interest in DGD – VLO is a 50/50 joint venture partner in DGD and consolidate DGD’s financial statements; as a result, all of DGD’s net cash provided by operating activities (or operating cash flow) is included in VLO’s consolidated net cash provided by operating activities. DGD’s partners use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Nevertheless, DGD’s operating cash flow is effectively attributable to each partner and only 50 percent of DGD’s operating cash flow should be attributed to VLO’s net cash provided by operating activities. Therefore, net cash provided by operating activities has been adjusted for the portion of DGD’s operating cash flow attributable to VLO’s joint venture partner’s ownership interest because VLO believes that it more accurately reflects the operating cash flow available to VLO to fund VLO’s investing and financing activities. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 44

Non-GAAP Disclosures Capital Investments Attributable to Valero VLO defines capital investments attributable to Valero as all capital expenditures, deferred turnaround and catalyst cost expenditures, and investments in unconsolidated joint ventures presented in VLO’s consolidated statements of cash flows excluding the portion of DGD’s capital investments attributable to our joint venture partner and all of the capital expenditures of other VIEs. Capital investments attributable to Valero are allocated between sustaining capital expenditures attributable to Valero and growth capital investments attributable to Valero. VLO is a 50/50 joint venture partner in DGD and consolidates DGD’s financial statements; as a result, all of DGD’s net cash provided by operating activities is included in VLO’s consolidated net cash provided by operating activities. DGD’s partners use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Because DGD’s operating cash flow is effectively attributable to each partner, only 50 percent of DGD’s capital investments should be attributed to VLO’s net share of capital investments. VLO also excludes the capital expenditures of other consolidated VIEs because VLO does not operate those VIEs. VLO believes that capital investments attributable to Valero is an important measure because it more accurately reflects capital investments of VLO. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 45Non-GAAP Disclosures Capital Investments Attributable to Valero VLO defines capital investments attributable to Valero as all capital expenditures, deferred turnaround and catalyst cost expenditures, and investments in unconsolidated joint ventures presented in VLO’s consolidated statements of cash flows excluding the portion of DGD’s capital investments attributable to our joint venture partner and all of the capital expenditures of other VIEs. Capital investments attributable to Valero are allocated between sustaining capital expenditures attributable to Valero and growth capital investments attributable to Valero. VLO is a 50/50 joint venture partner in DGD and consolidates DGD’s financial statements; as a result, all of DGD’s net cash provided by operating activities is included in VLO’s consolidated net cash provided by operating activities. DGD’s partners use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Because DGD’s operating cash flow is effectively attributable to each partner, only 50 percent of DGD’s capital investments should be attributed to VLO’s net share of capital investments. VLO also excludes the capital expenditures of other consolidated VIEs because VLO does not operate those VIEs. VLO believes that capital investments attributable to Valero is an important measure because it more accurately reflects capital investments of VLO. I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 45

Non-GAAP Disclosures:
Return on Invested Capital (ROIC)

RETURN ON INVESTED CAPITAL (ROIC)
(unaudited, in millions)

	Year Ended December 31, 2014	2015	2016	2017	2018	2019
Numerator:						
Net income attributable to VLO stockholders		$3,990	$2,289	$4,065	$3,122	$2,422
Total effect of special items after-tax		624	(565)	(1,783)	113	(61)
Adjusted net income attributable to VLO		$4,614	$1,724	$2,282	$3,235	$2,361
Plus: adjusted net interest expense after-tax		281	288	299	362	357
Adjusted net income attributable to VLO before adjusted net interest expense after-tax (A)		$4,895	$2,012	$2,581	$3,597	$2,718
Denominator:						
Current portion of debt	$606	$127	$115	$122	$238	$494
Debt and finance leases, less current portion	5,780	7,208	7,886	8,750	8,871	9,178
Less: debt issue costs - non-bank debt (ASU 2015-15)	(33)	-	-	-	-	-
Less: debt attributable to non-controlling interests	(14)	(58)	(176)	(260)	(384)	(366)
Debt attributable to VLO	$6,339	$7,277	$7,825	$8,612	$8,725	$9,306
VLO stockholders' equity	20,677	20,527	20,024	21,991	21,667	21,803
Less: cash and cash equivalents	(3,689)	(4,114)	(4,816)	(5,850)	(2,982)	(2,583)
Total invested capital	$23,327	$23,690	$23,033	$24,753	$27,410	$28,526
Average invested capital (B)		$23,509	$23,362	$23,893	$26,082	$27,968
ROIC (A / B)		21%	9%	11%	14%	10%
ROIC (5-year average)						13%

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Non-GAAP Disclosures: Adjusted EBITDA RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA (Unaudited, in Millions) Year Ended December 31, 2009 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net income (loss) ($1,982) $2,080 $2,728 $3,711 $4,101 $2,417 $4,156 $3,353 $2,784 ($1,107) Plus: Depreciation and amortization expense 1,361 1,549 1,720 1,690 1,842 1,894 1,986 2,069 2,255 2,351 Plus: Interest and debt expense, net of capitalized interest 416 314 365 397 433 446 468 470 454 563 (43) 1,626 1,254 1,777 1,870 765 (949) 879 702 (903) Plus: Income tax expense (benefit) Less: Income (loss) from discontinued operations (1,709) (1,034) 6 (64) - - - - - - EBITDA $1,461 $6,603 $6,061 $7,639 $8,246 $5,522 $5,661 $6,771 $6,195 $904 Adjustments: Aruba (discontinued operations) 64 - - - - - - - - - 222 86 - - - 56 - - - - Asset impairment loss Blender's tax credits - - - - - - 170 (12) (158) - Environmental reserve adjustments - - - - - - - 108 - - Gain on disposition of retained interest in CST Brands, Inc. - - (325) - - - - - - - LCM inventory valuation adjustment (gain) loss - - - - 790 (747) - - - (19) - - - (233) - - - - - 224 LIFO liquidation adjustment (gain) loss Loss on early redemption of debt - - - - - - - 38 22 - Texas City Refinery fire expenses - - - - - - - 17 - - EBITDA attributable to noncontrolling interest - 3 (8) (108) (144) (171) (218) (283) (313) (331) Adjusted EBITDA attributable to VLO stockholders $1,747 $6,692 $5,728 $7,298 $8,892 $4,660 $5,613 $6,639 $5,746 $778 Total Adjusted EBITDA attributable to VLO stockholders, 2012-2019 $51,268 Number of Years, 2012-2019 8 $6,409 Average Adjusted EBITDA attributable to VLO stockholders, 2012-2019 I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 47Non-GAAP Disclosures: Adjusted EBITDA RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA (Unaudited, in Millions) Year Ended December 31, 2009 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net income (loss) ($1,982) $2,080 $2,728 $3,711 $4,101 $2,417 $4,156 $3,353 $2,784 ($1,107) Plus: Depreciation and amortization expense 1,361 1,549 1,720 1,690 1,842 1,894 1,986 2,069 2,255 2,351 Plus: Interest and debt expense, net of capitalized interest 416 314 365 397 433 446 468 470 454 563 (43) 1,626 1,254 1,777 1,870 765 (949) 879 702 (903) Plus: Income tax expense (benefit) Less: Income (loss) from discontinued operations (1,709) (1,034) 6 (64) - - - - - - EBITDA $1,461 $6,603 $6,061 $7,639 $8,246 $5,522 $5,661 $6,771 $6,195 $904 Adjustments: Aruba (discontinued operations) 64 - - - - - - - - - 222 86 - - - 56 - - - - Asset impairment loss Blender's tax credits - - - - - - 170 (12) (158) - Environmental reserve adjustments - - - - - - - 108 - - Gain on disposition of retained interest in CST Brands, Inc. - - (325) - - - - - - - LCM inventory valuation adjustment (gain) loss - - - - 790 (747) - - - (19) - - - (233) - - - - - 224 LIFO liquidation adjustment (gain) loss Loss on early redemption of debt - - - - - - - 38 22 - Texas City Refinery fire expenses - - - - - - - 17 - - EBITDA attributable to noncontrolling interest - 3 (8) (108) (144) (171) (218) (283) (313) (331) Adjusted EBITDA attributable to VLO stockholders $1,747 $6,692 $5,728 $7,298 $8,892 $4,660 $5,613 $6,639 $5,746 $778 Total Adjusted EBITDA attributable to VLO stockholders, 2012-2019 $51,268 Number of Years, 2012-2019 8 $6,409 Average Adjusted EBITDA attributable to VLO stockholders, 2012-2019 I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 47

Non-GAAP Disclosures:
Renewable Diesel Net Cumulative Cash Flow

RECONCILIATION OF DGD OPERATING INCOME AND TOTAL CAPITAL INVESTEMENTS TO DGD'S NET CUMMULATIVE CASH FLOW ATTRIBUTABLE TO VALERO
(unaudited, in millions)

	Year Ended December 31,										Six Months Ended June 30,
	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
DGD's cumulative adjusted EBITDA attributable to VLO:											
Operating income (loss)		($5)	$24	$145	$157	$147	$57	$319	$728	$630	$457
Plus: depreciation and amortization expense		-	9	18	20	28	29	29	51	45	23
EBITDA		($5)	$33	$163	$177	$175	$86	$348	$779	$675	$480
Adjustments:											
EBITDA BTC adjustments (2018-2019)		-	-	-	-	-	-	156	(156)	-	-
EBITDA BTC adjustments (2017-2018)		-	-	-	-	-	160	(160)	-	-	-
DGD adjusted EBITDA		($5)	$33	$163	$177	$175	$246	$344	$623	$675	$480
Our ownership interest		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%
DGD's adjusted EBITDA attributable to VLO		($3)	$17	$82	$89	$88	$123	$172	$312	$338	$240
DGD's cumulative adjusted EBITDA attributable to VLO (A)		($3)	$14	$96	$185	$273	$396	$568	$880	$1,218	$1,458
DGD's cumulative capital investments attributable to VLO:											
Total DGD #1 Capital Investment	$106	$210	$74	$14	$2	$34	$88	$170	$24	$31	$4
Total DGD #2 Capital Investment	-	-	-	-	-	-	-	22	136	481	220
Total DGD #3 Capital Investment	-	-	-	-	-	-	-	-	-	36	175
Total DGD Capital Investments	$106	$210	$74	$14	$2	$34	$88	$192	$160	$548	$399
Our ownership interest	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%
DGD's capital investments attributable to VLO	$53	$105	$37	$7	$1	$17	$44	$96	$80	$274	$200
DGD's cumulative capital investments attributable to VLO (B)	$53	$158	$195	$202	$203	$220	$264	$360	$440	$714	$914
DGD's net cumulative cash flow attributable to VLO (A-B)	($53)	($161)	($181)	($106)	($18)	$53	$132	$208	$440	$504	$544

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Non-GAAP Disclosures:
Renewable Diesel Adjusted EBITDA per Gallon

RECONCILIATION OF DGD OPERATING INCOME TO DGD ADJUSTED EBITDA PER GALLON
(unaudited, in millions except for per gallon amounts)

	Year Ended December 31,						Six Months Ended June 30,
	2015	2016	2017	2018	2019	2020	2021
Operating income	$157	$147	$57	$319	$728	$630	$457
Plus: depreciation and amortization expense	20	28	29	29	51	45	23
EBITDA	$177	$175	$86	$348	$779	$675	$480
Adjustments:							
EBITDA BTC adjustments (2018-2019)	-	-	-	156	(156)	-	-
EBITDA BTC adjustments (2017-2018)	-	-	160	(160)	-	-	-
DGD adjusted EBITDA	$177	$175	$246	$344	$623	$675	$480
DGD renewable diesel sales volumes (million gallons)	157	161	161	157	277	288	162
DGD adjusted EBITDA per gallon	$1.13	$1.09	$1.53	$2.19	$2.25	$2.34	$2.97

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Non-GAAP Disclosures: Capital Investments Attributable to Valero

RECONCILIATION OF TOTAL CAPITAL INVESTMENTS TO CAPITAL INVESTMENTS ATTRIBUTABLE TO VALERO
(in millions)

	Year Ended December 31,									Six Months Ended June 30,
	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Capital expenditures (excluding VIEs)	$2,721	$2,040	$2,076	$1,607	$1,261	$1,269	$1,463	$1,627	$1,014	$261
Capital expenditures of VIEs:										
DGD	210	74	11	-	17	84	165	142	523	398
Other VIEs	-	7	66	11	-	26	124	225	251	35
Deferred turnaround and catalyst cost expenditures (excluding VIEs)	479	634	646	671	701	519	888	762	623	426
Deferred turnaround and catalyst cost expenditures of DGD	-	-	3	2	17	4	27	18	25	1
Investments in unconsolidated joint ventures	57	76	14	141	4	406	181	164	54	9
Total capital investments	3,467	2,831	2,816	2,432	2,000	2,308	2,848	2,938	2,490	$1,130
Adjustments:										
DGD's capital investments attributable to our joint venture partner	(105)	(37)	(7)	(1)	(17)	(44)	(96)	(80)	(274)	(199)
Capital expenditures of other VIEs	-	(7)	(66)	(11)	-	(26)	(124)	(225)	(251)	(35)
Capital investments attributable to Valero	$3,362	$2,787	$2,743	$2,420	$1,983	$2,238	$2,628	$2,633	$1,965	$896

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Non-GAAP Disclosures:
Sustaining Capex and Growth Capital Investments Attributable to Valero

RECONCILIATION OF TOTAL SUSTAINING CAPITAL EXPENDITURES TO SUSTAINING CAPITAL EXPENDITURES ATTRIBUTABLE TO VALERO
(in millions)

	Year Ended December 31,									Six Months Ended June 30,
	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Sustaining capital expenditures (excluding VIEs)	$1,525	$1,413	$1,232	$1,459	$1,418	$1,300	$1,896	$1,693	$1,095	$560
Sustaining capital expenditures of VIEs:										
DGD	6	2	10	2	28	13	47	20	31	24
Other VIEs	-	-	-	-	-	-	-	-	-	1
Total sustaining capital expenditures	1,531	1,415	1,242	1,461	1,446	1,313	1,943	1,713	1,126	585
Adjustments:										
DGD's sustaining capital expenditures attributable to our joint venture partner	(3)	(1)	(5)	(1)	(14)	(7)	(24)	(10)	(15)	(12)
Sustaining capital expenditures of other VIEs	-	-	-	-	-	-	-	-	-	(1)
Sustaining capital expenditures attributable to Valero	$1,528	$1,414	$1,237	$1,460	$1,432	$1,306	$1,919	$1,703	$1,111	$572

RECONCILIATION OF TOTAL GROWTH CAPITAL INVESTMENTS TO GROWTH CAPITAL INVESTMENTS ATTRIBUTABLE TO VALERO
(in millions)

	Year Ended December 31,									Six Months Ended June 30,
	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Growth capital expenditures (excluding VIEs)	$1,675	$1,261	$1,490	$819	$544	$488	$455	$696	$542	$127
Growth capital expenditures of VIEs:										
DGD	204	72	4	-	6	75	145	140	517	375
Other VIEs	-	7	66	11	-	26	124	225	251	34
Investments in unconsolidated joint ventures	57	76	14	141	4	406	181	164	54	9
Total growth capital investments	1,936	1,416	1,574	971	554	995	905	1,225	1,364	545
Adjustments:										
DGD's growth capital investments attributable to our joint venture partner	(102)	(36)	(2)	-	(3)	(37)	(72)	(70)	(259)	(187)
Growth capital expenditures of other VIEs	-	(7)	(66)	(11)	-	(26)	(124)	(225)	(251)	(34)
Growth capital investments attributable to Valero	$1,834	$1,373	$1,506	$960	$551	$932	$709	$930	$854	$324

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Non-GAAP Disclosures: Free Cash Flow RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES UNDER GAAP TO FREE CASH FLOW (unaudited, in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net cash provided by operating activities $ 5,270 $ 5,564 $ 4,241 $ 5,611 $ 4,820 $ 5,482 $ 4,371 $ 5,531 $948 Less: Capital expenditures 2,931 2,121 2,153 1,618 1,278 1,353 1,628 1,769 1,537 Less: Deferred turnaround and catalyst cost expenditures 479 634 649 673 718 523 915 780 648 Less: Investments in joint ventures 57 76 14 141 4 406 181 164 54 Less: Changes in current assets and current liabilities (302) 922 (1,810) (1,306) 976 1,289 (1,297) 294 (345) Free cash flow $ 2,105 $ 1,811 $ 3,235 $ 4,485 $ 1,844 $ 1,911 $ 2,944 $ 2,524 ($946) Total free cash flow, 2012 – 2020 $19,913 Number of years 9 Average free cash flow, 2012 – 2020 $2,213 I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 52Non-GAAP Disclosures: Free Cash Flow RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES UNDER GAAP TO FREE CASH FLOW (unaudited, in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net cash provided by operating activities $ 5,270 $ 5,564 $ 4,241 $ 5,611 $ 4,820 $ 5,482 $ 4,371 $ 5,531 $948 Less: Capital expenditures 2,931 2,121 2,153 1,618 1,278 1,353 1,628 1,769 1,537 Less: Deferred turnaround and catalyst cost expenditures 479 634 649 673 718 523 915 780 648 Less: Investments in joint ventures 57 76 14 141 4 406 181 164 54 Less: Changes in current assets and current liabilities (302) 922 (1,810) (1,306) 976 1,289 (1,297) 294 (345) Free cash flow $ 2,105 $ 1,811 $ 3,235 $ 4,485 $ 1,844 $ 1,911 $ 2,944 $ 2,524 ($946) Total free cash flow, 2012 – 2020 $19,913 Number of years 9 Average free cash flow, 2012 – 2020 $2,213 I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 52

Non-GAAP Disclosures: Adjusted Net Cash Provided by Operating Activities and Payout Ratio RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO ADJUSTED NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES (unaudited, in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net cash provided by operating activities $5,270 $5,564 $4,241 $5,611 $4,820 $5,482 $4,371 $5,531 $948 Exclude: (302) 922 (1,810) (1,306) 976 1,289 (1,297) 294 (345) Changes in current assets and current liabilities DGD's adjusted net cash provided by operating activities attributable to our (3) 11 70 81 83 41 175 390 338 joint venture partner's ownership interest in DGD Adjusted net cash provided by operating activities (A) $5,575 $4,631 $5,981 $6,836 $3,761 $4,152 $5,493 $4,847 $955 RECONCILIATION OF PURCHASES OF COMMONS STOCK FOR TREASURY AND COMMON STOCK DIVIDENDS TO PAYOUT RATIO (unaudited, in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 $281 $928 $1,296 $2,838 $1,336 $1,372 $1,708 $777 $156 Purchases of common stock for treasury 360 462 554 848 1,111 1,242 1,369 1,492 1,600 Common stock dividends Total payout (B) $641 $1,390 $1,850 $3,686 $2,447 $2,614 $3,077 $2,269 $1,756 Payout ratio (B/A) 11% 30% 31% 54% 65% 63% 56% 47% 184% I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 53Non-GAAP Disclosures: Adjusted Net Cash Provided by Operating Activities and Payout Ratio RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO ADJUSTED NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES (unaudited, in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 Net cash provided by operating activities $5,270 $5,564 $4,241 $5,611 $4,820 $5,482 $4,371 $5,531 $948 Exclude: (302) 922 (1,810) (1,306) 976 1,289 (1,297) 294 (345) Changes in current assets and current liabilities DGD's adjusted net cash provided by operating activities attributable to our (3) 11 70 81 83 41 175 390 338 joint venture partner's ownership interest in DGD Adjusted net cash provided by operating activities (A) $5,575 $4,631 $5,981 $6,836 $3,761 $4,152 $5,493 $4,847 $955 RECONCILIATION OF PURCHASES OF COMMONS STOCK FOR TREASURY AND COMMON STOCK DIVIDENDS TO PAYOUT RATIO (unaudited, in millions) Year Ended December 31, 2012 2013 2014 2015 2016 2017 2018 2019 2020 $281 $928 $1,296 $2,838 $1,336 $1,372 $1,708 $777 $156 Purchases of common stock for treasury 360 462 554 848 1,111 1,242 1,369 1,492 1,600 Common stock dividends Total payout (B) $641 $1,390 $1,850 $3,686 $2,447 $2,614 $3,077 $2,269 $1,756 Payout ratio (B/A) 11% 30% 31% 54% 65% 63% 56% 47% 184% I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 1 53

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